UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4526

Name of Registrant: Vanguard Quantitative Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2010 – September 30, 2011

Item 1: Reports to Shareholders

Annual Report | September 30, 2011
Vanguard Growth and Income Fund

> Vanguard Growth and Income Fund’s Investor Shares returned 1.28% for the fiscal year ended September 30, 2011, outpacing the fund’s benchmark, which returned 1.14%, and its large-capitalization core fund peers, whose average return was –1.26%.

> Optimism gave way to anxiety over the 12-month period, with stock prices retreating amid pronounced volatility.

> Stock selection in financials, information technology, energy, and consumer staples helped returns, while the consumer discretionary sector detracted from performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	10
Your Fund’s After-Tax Returns.	26
About Your Fund’s Expenses.	27
Notice to Shareholders.	29
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2011

Total
Returns
Vanguard Growth and Income Fund
Investor Shares	1.28%
Admiral™ Shares	1.39
S&P 500 Index	1.14
Large-Cap Core Funds Average	-1.26
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2010 , Through September 30, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Growth and Income Fund
Investor Shares	$23.98	$23.86	$0.478	$0.000
Admiral Shares	39.15	38.97	0.813	0.000

1

Chairman’s Letter

Dear Shareholder,

Stocks were on a roller-coaster ride for the fiscal year ended September 30, 2011, with a double-digit rally in stock prices followed by a double-digit slump. In this challenging environment, Vanguard Growth and Income Fund’s Investor Shares returned 1.28% and its Admiral Shares returned 1.39%—slightly ahead of the return of its benchmark, the S&P 500 Index, and well ahead of the average return for large-capitalization core fund peers.

Please note that effective September 30, 2011, Vanguard Growth and Income Fund adopted a multimanager approach, with three advisors assuming investment advisory responsibilities from Mellon Capital Management Corporation. The new advisors, each of which will manage approximately one-third of the fund’s assets, are Los Angeles Capital Management, D. E. Shaw Investment Management, L.L.C., and Vanguard Quantitative Equity Group.

Mellon Capital has distinguished itself for many years as an advisor to the fund, and we want to express our sincere gratitude for its dedication, commitment, and service to our clients.

The objective and investment strategy of the fund have not changed. The advisors continue to adhere to a quantitative approach, using computer models to select a broadly diversified group of stocks that, as a whole, have investment characteristics similar to those of the S&P

2

500 Index but, in the advisors’ judgement, better return prospects. For more details on the strategies of the advisors, please see the Notice to Shareholders that appears later in this report.

A swift change in sentiment weighed on stock prices
Global stock markets rallied through the first half of the fiscal year as corporate earnings surged and the economic recovery seemed to be gathering steam. In the second half, however, stock prices tumbled as economic indicators took a turn for the worse and U.S. and European policymaking strife dominated the headlines. (Standard & Poor’s, the ratings agency, downgraded the U.S. credit rating, in large part because of the political gridlock on display during the debt-ceiling debate. Vanguard’s confidence in the “full faith and credit” of the U.S. Treasury remains unshaken.)

The U.S. stock market’s second-half weakness offset its first-half strength. The broad market returned 0.31% for the full 12 months. International stocks, which gained less at the start of the year and lost more at the end, returned –10.81% in U.S. dollars.

Bond prices rallied as optimism faded
The stock market’s pattern of strength and weakness was inverted in the bond market. Early in the year, bond prices retreated, consistent with investor optimism about economic growth. Later in the year, as

Market Barometer

		Average Annual Total Returns
		Periods Ended September 30, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	0.91%	1.61%	-0.91%
Russell 2000 Index (Small-caps)	-3.53	-0.37	-1.02
Dow Jones U.S. Total Stock Market Index	0.31	1.75	-0.57
MSCI All Country World Index ex USA (International)	-10.81	0.52	-1.57

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.26%	7.97%	6.53%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.88	8.08	5.01
Citigroup Three-Month U.S. Treasury Bill Index	0.11	0.19	1.61

CPI
Consumer Price Index	3.87%	1.22%	2.26%

3

optimism gave way to anxiety, bond prices surged, driving yields to remarkable lows. At the end of September, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, stood at 1.93%. Bond indexes recorded impressive returns, though it’s worth noting that shrinking yields imply lower returns on prospective investments.

The yields of money market instruments hovered near zero, as they have since December 2008, when the Federal Reserve cut its target for short-term interest rates to between 0% and 0.25%. Toward the end of the period, the Fed indicated that it expected to maintain this exceptionally low target at least through mid-2013.

Modest success over the past 12 months
During the past 12 months, the fund met its objective, outperforming the S&P 500 Index while maintaining sector weightings and other portfolio characteristics similar to those of the index. Although the margin of outperformance was modest, the returns reflected the prior advisor’s success in identifying some of the better-performing stocks in each sector and avoiding the weaker performers. In the past year’s volatile market, bottom-up stock selection strategies struggled to distinguish themselves as stocks tended to rise and fall in response to big-picture shocks rather than based on individual stock fundamentals. That said, the fund’s Investor Shares outpaced the S&P 500 Index slightly and beat the average for

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Growth and Income Fund	0.34%	0.23%	1.26%

The fund expense ratios shown are from the prospectus dated January 27, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2011, the fund’s expense ratios were 0.32% for Investor Shares and 0.21% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Large-Cap Core Funds.

4

large-capitalization core fund peers by more than 2 percentage points. Admiral Shares fared even better.

The prior advisor’s stock selection model performed best in the financial sector, where it managed to avoid some of the hardest-hit investment banks, brokerages, and financial services giants. Stock selection in the information technology sector paid off as well, with the fund avoiding some underperforming stocks in communications equipment and electronic components while maintaining above-benchmark holdings in strongly performing computer hardware stocks. The fund’s energy and consumer staples holdings also lifted its performance.

The main shortfall was in the consumer discretionary sector. These stocks performed surprisingly well in the sluggish economy, but the fund had limited exposure to the best performers.

Competitive returns over the past ten years
Financial markets have faced a number of difficulties since September 30, 2001, including record-high oil prices, a recession, and crises in both the housing and financial sectors. But at the end of an unusually troubled decade, the fund nevertheless had managed to post a positive return, exemplifying the value of taking a long-term approach to investing. During this period, the average annual return for the fund’s

Total Returns
Ten Years Ended September 30, 2011
Average
Annual Return
Growth and Income Fund Investor Shares	2.18%
S&P 500 Index	2.82
Large-Cap Core Funds Average	1.40
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Investor Shares was 2.18%, less than the 2.82% return of the S&P 500 Index, but above the average return of 1.40% for its large-capitalization core fund peers.

Although markets often shift, your investment plan shouldn’t
The past 12 months clearly illustrate how rapidly the financial markets can change direction. While the markets will inevitably continue to experience occasional setbacks, we believe a well-balanced investment portfolio can help provide some cushion in market downturns while still allowing investors to participate in the stock market’s long-term potential for growth. Vanguard Growth and Income Fund can be a core component of such a portfolio, given its broad exposure to large-capitalization stocks and the opportunity it provides to benefit from the experience and expertise of the fund’s three new advisors. And the fund’s low costs help investors maximize their share of any rewards produced by the advisors’ stock selection strategies.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 12, 2011

6

Growth and Income Fund

Fund Profile
As of September 30, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VQNPX	VGIAX
Expense Ratio[1]	0.34%	0.23%
30-Day SEC Yield	2.22%	2.33%

Portfolio Characteristics
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Number of Stocks	480	500	3,717
Median Market Cap	$42.8B	$45.5B	$28.7B
Price/Earnings Ratio	12.4x	12.9x	13.6x
Price/Book Ratio	1.9x	1.9x	1.9x
Return on Equity	20.2%	20.3%	19.1%
Earnings Growth Rate	7.4%	7.4%	7.3%
Dividend Yield	2.5%	2.4%	2.2%
Foreign Holdings	0.1%	0.0%	0.0%
Turnover Rate	120%	—	—
Short-Term Reserves	0.8%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Consumer
Discretionary	10.6%	10.6%	12.2%
Consumer Staples	11.7	11.8	11.0
Energy	11.1	11.6	10.3
Financials	13.6	13.6	14.3
Health Care	12.5	12.1	11.7
Industrials	10.1	10.3	10.6
Information
Technology	19.1	19.4	19.4
Materials	3.5	3.3	4.0
Telecommunication
Services	4.0	3.3	2.8
Utilities	3.8	4.0	3.7

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	Index
R-Squared	0.99	0.99
Beta	1.03	0.99

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	3.6%
Exxon Mobil Corp.	Integrated Oil &
	Gas	3.2
Chevron Corp.	Integrated Oil &
	Gas	2.0
AT&T Inc.	Integrated
	Telecommunication
	Services	2.0
International Business	IT Consulting &
Machines Corp.	Other Services	1.9
Microsoft Corp.	Systems Software	1.9
Pfizer Inc.	Pharmaceuticals	1.6
Procter & Gamble Co.	Household
	Products	1.5
Verizon Communications	Integrated
Inc.	Telecommunication
	Services	1.4
Philip Morris
International Inc.	Tobacco	1.3
Top Ten		20.4%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2011, the expense ratios were 0.32% for Investor Shares and 0.21% for Admiral Shares.

7

Growth and Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2001, Through September 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2011
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Growth and Income Fund Investor
Shares	1.28%	-2.64%	2.18%	$12,413
Dow Jones U.S. Total Stock Market
Index	0.31	-0.57	3.93	14,709
S&P 500 Index	1.14	-1.18	2.82	13,200
Large-Cap Core Funds Average	-1.26	-2.05	1.40	11,489
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

		Average Annual Total Returns
	Periods Ended September 30, 2011
				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Growth and Income Fund Admiral
Shares	1.39%	-2.51%	2.33%	$62,947
Dow Jones U.S. Total Stock Market
Index	0.31	-0.57	3.93	73,544
S&P 500 Index	1.14	-1.18	2.82	66,001

See Financial Highlights for dividend and capital gains information.

8

Growth and Income Fund

Fiscal-Year Total Returns (%): September 30, 2001, Through September 30, 2011

9

Growth and Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (90.9%)[1]
Consumer Discretionary (9.6%)
	McDonald’s Corp.	305,224	26,805
	Home Depot Inc.	643,232	21,143
	Time Warner Inc.	677,536	20,306
*	Amazon.com Inc.	93,337	20,182
*	priceline.com Inc.	38,643	17,368
	News Corp. Class A	947,456	14,657
	Walt Disney Co.	460,500	13,889
	Coach Inc.	215,700	11,180
*	DIRECTV Class A	264,557	11,177
	Starbucks Corp.	298,767	11,141
*	O’Reilly Automotive Inc.	163,304	10,881
	Macy’s Inc.	404,000	10,633
*	Bed Bath & Beyond Inc.	170,300	9,760
	Wynn Resorts Ltd.	83,705	9,633
	TJX Cos. Inc.	151,800	8,420
	Time Warner Cable Inc.	125,300	7,853
	Viacom Inc. Class B	188,900	7,318
*	AutoZone Inc.	21,000	6,703
	CBS Corp. Class B	325,500	6,634
	Limited Brands Inc.	172,100	6,628
	Family Dollar Stores Inc.	129,211	6,572
	Comcast Corp. Class A	310,300	6,485
	McGraw-Hill Cos. Inc.	154,877	6,350
	Lowe’s Cos. Inc.	322,800	6,243
	Ralph Lauren Corp. Class A	43,700	5,668
	Genuine Parts Co.	97,766	4,966
	Wyndham Worldwide Corp.	169,450	4,831
	Harley-Davidson Inc.	139,784	4,799
	Nordstrom Inc.	93,300	4,262
*	Apollo Group Inc. Class A	107,434	4,255
*	Big Lots Inc.	119,258	4,154
	Leggett & Platt Inc.	154,333	3,054
	Gap Inc.	184,816	3,001
	Washington Post Co.
	Class B	9,001	2,943
*	Discovery
	Communications Inc.	72,900	2,562
*	GameStop Corp. Class A	105,405	2,435

			Market
			Value
		Shares	($000)
	Best Buy Co. Inc.	88,294	2,057
	NIKE Inc. Class B	23,700	2,027
	H&R Block Inc.	151,433	2,016
	Abercrombie & Fitch Co.	32,500	2,001
	Staples Inc.	139,100	1,850
	Kohl’s Corp.	35,700	1,753
	International Game
	Technology	109,400	1,590
	Marriott International Inc.
	Class A	51,200	1,395
*	Coinstar Inc.	33,800	1,352
	Hasbro Inc.	39,207	1,278
	Harman International
	Industries Inc.	43,400	1,240
*	Charter Communications Inc.
	Class A	24,500	1,148
	Scripps Networks
	Interactive Inc. Class A	30,800	1,145
	Newell Rubbermaid Inc.	85,400	1,014
	Tiffany & Co.	13,800	839
	Mattel Inc.	27,700	717
	DeVry Inc.	18,880	698
	Interpublic Group
	of Cos. Inc.	84,400	608
*	Ulta Salon Cosmetics
	& Fragrance Inc.	9,300	579
*	Urban Outfitters Inc.	22,000	491
*	Orbitz Worldwide Inc.	199,300	432
	Ross Stores Inc.	5,100	401
*	Pulte Group Inc.	63,807	252
*	Discovery
	Communications Inc.
	Class A	6,100	229
*	Netflix Inc.	1,821	206
	Nutrisystem Inc.	15,600	189
	Lithia Motors Inc. Class A	10,200	147
*	Las Vegas Sands Corp.	3,600	138
*	LodgeNet Interactive Corp.	75,900	128
	DR Horton Inc.	12,343	112
*	Warnaco Group Inc.	1,744	80
*	ANN Inc.	3,400	78

10

Growth and Income Fund

			Market
			Value
		Shares	($000)
	Whirlpool Corp.	1,200	60
*	Ascena Retail Group Inc.	2,100	57
	Gannett Co. Inc.	5,200	50
	Finish Line Inc. Class A	2,400	48
*	Domino’s Pizza Inc.	1,300	35
*	Boyd Gaming Corp.	5,200	25
*	Pinnacle Entertainment Inc.	2,200	20
*	HSN Inc.	600	20
	Rent-A-Center Inc.	700	19
	Stewart Enterprises Inc.
	Class A	1,200	7
*	DineEquity Inc.	100	4
*	Pier 1 Imports Inc.	100	1
			353,427
Consumer Staples (10.6%)
	Procter & Gamble Co.	891,830	56,346
	Philip Morris
	International Inc.	793,989	49,529
	Wal-Mart Stores Inc.	734,279	38,109
	Coca-Cola Co.	492,617	33,281
	Altria Group Inc.	1,020,268	27,353
	Lorillard Inc.	204,721	22,663
	Walgreen Co.	672,618	22,122
	Coca-Cola Enterprises Inc.	669,830	16,665
	Tyson Foods Inc. Class A	873,605	15,166
	PepsiCo Inc.	218,661	13,535
	Colgate-Palmolive Co.	143,312	12,709
	CVS Caremark Corp.	378,100	12,697
	Dr Pepper Snapple
	Group Inc.	271,006	10,510
	Kimberly-Clark Corp.	142,261	10,102
	Kroger Co.	367,500	8,070
*	Constellation Brands Inc.
	Class A	420,290	7,565
	Hershey Co.	115,500	6,842
	Reynolds American Inc.	165,442	6,201
	Estee Lauder Cos. Inc.
	Class A	52,335	4,597
	Sysco Corp.	169,699	4,395
	Kraft Foods Inc.	113,538	3,813
	ConAgra Foods Inc.	90,183	2,184
	Whole Foods Market Inc.	28,610	1,869
	Sara Lee Corp.	76,300	1,247
	HJ Heinz Co.	10,671	539
*	Fresh Market Inc.	10,400	397
*	Dean Foods Co.	36,500	324
	Cosan Ltd.	1,100	10
			388,840
Energy (10.1%)
	Exxon Mobil Corp.	1,633,814	118,664
	Chevron Corp.	787,942	72,900
	ConocoPhillips	684,884	43,367
	Occidental Petroleum Corp.	268,545	19,201
	Anadarko Petroleum Corp.	236,296	14,898
	Schlumberger Ltd.	211,019	12,604
*	Tesoro Corp.	623,365	12,136

			Market
			Value
		Shares	($000)
	Marathon Petroleum Corp.	389,100	10,529
	National Oilwell Varco Inc.	204,324	10,465
	Devon Energy Corp.	181,191	10,045
	Marathon Oil Corp.	394,834	8,520
	Valero Energy Corp.	406,400	7,226
	Halliburton Co.	182,593	5,573
	Noble Energy Inc.	73,798	5,225
	Range Resources Corp.	57,600	3,367
	Chesapeake Energy Corp.	85,200	2,177
	Cabot Oil & Gas Corp.	32,806	2,031
	Helmerich & Payne Inc.	49,204	1,998
	Apache Corp.	18,744	1,504
	Pioneer Natural
	Resources Co.	20,396	1,341
	Baker Hughes Inc.	25,781	1,190
	Murphy Oil Corp.	25,671	1,134
	Sunoco Inc.	28,300	878
*	Cheniere Energy Inc.	167,400	862
*	Southwestern Energy Co.	20,200	673
*	Denbury Resources Inc.	57,500	661
*	FMC Technologies Inc.	4,900	184
	Consol Energy Inc.	3,608	122
*	Nabors Industries Ltd.	7,800	96
*	Energy XXI Bermuda Ltd.	2,500	54
	Crosstex Energy Inc.	3,100	42
*	Newfield Exploration Co.	900	36
*	Hercules Offshore Inc.	11,500	34
	Overseas Shipholding
	Group Inc.	2,300	32
*	Exterran Holdings Inc.	2,800	27
	Talisman Energy Inc.	2,200	27
*	Helix Energy Solutions
	Group Inc.	1,800	24
	Teekay Corp.	712	16
*	Gulfport Energy Corp.	400	9
*	Petroleum Development Corp.	400	8
	Teekay Tankers Ltd. Class A	1,500	7
*	Key Energy Services Inc.	500	5
	Patterson-UTI Energy Inc.	100	2
*	Patriot Coal Corp.	100	1
			369,895
Exchange-Traded Funds (0.1%)
	SPDR S&P 500 ETF Trust	47,600	5,387

Financials (12.3%)
	JPMorgan Chase & Co.	1,276,601	38,451
	Wells Fargo & Co.	1,386,300	33,438
*	Berkshire Hathaway Inc.
	Class B	320,505	22,769
	American Express Co.	426,437	19,147
	Simon Property Group Inc.	171,200	18,829
	CME Group Inc.	65,888	16,235
	Public Storage	143,189	15,944
*	NASDAQ OMX Group Inc.	681,950	15,780
	Marsh & McLennan
	Cos. Inc.	553,425	14,688

11

Growth and Income Fund

			Market
			Value
		Shares	($000)
	Discover Financial Services	602,900	13,830
	US Bancorp	586,541	13,807
	Leucadia National Corp.	505,687	11,469
	Franklin Resources Inc.	110,050	10,525
	Goldman Sachs Group Inc.	106,100	10,032
	M&T Bank Corp.	138,089	9,652
	Ameriprise Financial Inc.	243,284	9,576
	Citigroup Inc.	358,200	9,177
	Chubb Corp.	151,209	9,071
	ACE Ltd.	145,200	8,799
	Capital One Financial Corp.	216,834	8,593
	Prudential Financial Inc.	181,700	8,514
	HCP Inc.	225,345	7,901
	Bank of America Corp.	1,283,000	7,852
	Unum Group	355,955	7,461
	Legg Mason Inc.	265,692	6,831
	Moody’s Corp.	221,950	6,758
	AvalonBay
	Communities Inc.	58,889	6,716
	Torchmark Corp.	178,900	6,236
	PNC Financial Services
	Group Inc.	123,239	5,939
	T Rowe Price Group Inc.	120,966	5,779
	Federated Investors Inc.
	Class B	295,162	5,174
	Aon Corp.	116,742	4,901
	Assurant Inc.	132,433	4,741
	ProLogis Inc.	189,100	4,586
	Boston Properties Inc.	50,215	4,474
	People’s United
	Financial Inc.	374,992	4,275
	Equity Residential	82,339	4,271
	American International
	Group Inc.	172,200	3,780
	Plum Creek Timber Co. Inc.	80,386	2,790
	BB&T Corp.	120,700	2,574
	Aflac Inc.	68,429	2,392
	Loews Corp.	68,100	2,353
	Hudson City Bancorp Inc.	381,900	2,162
	Travelers Cos. Inc.	43,216	2,106
	Apartment Investment
	& Management Co.	80,056	1,771
	SunTrust Banks Inc.	92,800	1,666
	Vornado Realty Trust	20,600	1,537
	Invesco Ltd.	95,855	1,487
	Erie Indemnity Co. Class A	20,700	1,473
	Hartford Financial
	Services Group Inc.	87,600	1,414
	Bank of New York
	Mellon Corp.	66,400	1,234
	Kimco Realty Corp.	79,420	1,194
	Progressive Corp.	66,000	1,172
*	First Industrial
	Realty Trust Inc.	140,700	1,126
	Healthcare Realty Trust Inc.	56,600	954
	Regions Financial Corp.	218,600	728

			Market
			Value
		Shares	($000)
*	CNO Financial Group Inc.	125,100	677
*	eHealth Inc.	45,500	621
*	IntercontinentalExchange Inc.	5,100	603
	Post Properties Inc.	15,400	535
	KeyCorp	89,350	530
	Principal Financial Group Inc.	22,100	501
	BlackRock Inc.	2,800	414
	Transatlantic Holdings Inc.	8,500	412
*	iStar Financial Inc.	48,300	281
	First Horizon National Corp.	39,100	233
	Willis Group Holdings plc	6,500	223
*	NewStar Financial Inc.	21,700	203
*	Ezcorp Inc. Class A	7,100	203
	Zions Bancorporation	13,138	185
	CapitalSource Inc.	24,600	151
	Brookfield Office
	Properties Inc.	4,000	55
	Cincinnati Financial Corp.	1,700	45
*	Genworth Financial Inc.
	Class A	6,300	36
	Prospect Capital Corp.	3,900	33
	Lincoln National Corp.	2,000	31
	Extra Space Storage Inc.	1,700	32
	Omega Healthcare
	Investors Inc.	1,400	22
	Comerica Inc.	900	21
	Umpqua Holdings Corp.	2,200	19
	Iberiabank Corp.	400	19
	United Bankshares Inc.	900	18
	Old National Bancorp	1,800	17
	Susquehanna Bancshares Inc.	2,700	15
	Ashford Hospitality Trust Inc.	2,100	15
	FirstMerit Corp.	1,100	12
	Brookline Bancorp Inc.	1,300	10
	First Financial Bancorp	600	8
	FNB Corp.	800	7
	Apollo Investment Corp.	100	1
			452,322
Health Care (11.3%)
	Pfizer Inc.	3,299,184	58,330
	Merck & Co. Inc.	1,290,496	42,212
	Johnson & Johnson	595,855	37,962
	UnitedHealth Group Inc.	688,698	31,763
	Abbott Laboratories	549,423	28,097
	WellPoint Inc.	407,462	26,599
	Eli Lilly & Co.	547,875	20,255
	Baxter International Inc.	325,768	18,289
	Bristol-Myers Squibb Co.	487,812	15,308
	Covidien plc	330,900	14,593
	Medtronic Inc.	378,453	12,580
*	Boston Scientific Corp.	2,102,893	12,428
	Aetna Inc.	341,020	12,396
*	Biogen Idec Inc.	100,589	9,370
*	Celgene Corp.	138,300	8,564
	Humana Inc.	110,216	8,016
*	Coventry Health Care Inc.	257,382	7,415

12

Growth and Income Fund

			Market
			Value
		Shares	($000)
	CIGNA Corp.	161,100	6,757
	PerkinElmer Inc.	320,880	6,164
	St. Jude Medical Inc.	165,188	5,978
*	Tenet Healthcare Corp.	1,335,104	5,514
	Becton Dickinson and Co.	55,402	4,062
*	Forest Laboratories Inc.	121,467	3,740
*	Medco Health Solutions Inc.	54,677	2,564
*	Gilead Sciences Inc.	58,521	2,271
*	Edwards Lifesciences Corp.	31,247	2,227
	AmerisourceBergen Corp.
	Class A	54,300	2,024
*	Express Scripts Inc.	53,700	1,991
	Stryker Corp.	42,093	1,984
	Amgen Inc.	25,690	1,412
	DENTSPLY International Inc.	34,770	1,067
*	XenoPort Inc.	155,000	914
*	Intuitive Surgical Inc.	1,422	518
	Hill-Rom Holdings Inc.	16,500	495
*	Myriad Genetics Inc.	25,200	472
	Pain Therapeutics Inc.	98,800	470
*	Onyx Pharmaceuticals Inc.	14,300	429
	Patterson Cos. Inc.	13,600	389
*	Varian Medical Systems Inc.	6,200	323
*	Allos Therapeutics Inc.	147,100	271
*	Theravance Inc.	13,300	268
*	Viropharma Inc.	12,657	229
*	Brookdale Senior Living Inc.
	Class A	17,900	224
*	Idenix Pharmaceuticals Inc.	39,700	198
*	Furiex Pharmaceuticals Inc.	12,200	174
*	Neurocrine Biosciences Inc.	23,300	139
	Medicis Pharmaceutical
	Corp. Class A	3,500	128
*	Agilent Technologies Inc.	3,600	112
*	Alkermes plc	1,000	15
*	WellCare Health Plans Inc.	400	15
			417,715
Industrials (9.2%)
	General Electric Co.	2,875,300	43,820
	General Dynamics Corp.	370,081	21,054
	Northrop Grumman Corp.	383,941	20,026
	CSX Corp.	1,059,057	19,773
	Norfolk Southern Corp.	311,002	18,977
	United Technologies Corp.	250,400	17,618
	Lockheed Martin Corp.	240,654	17,481
	Tyco International Ltd.	428,980	17,481
	Caterpillar Inc.	220,571	16,287
	L-3 Communications
	Holdings Inc.	205,485	12,734
	Union Pacific Corp.	146,835	11,992
	United Parcel Service Inc.
	Class B	189,693	11,979
	Honeywell International Inc.	212,900	9,349
	Equifax Inc.	270,600	8,318
	Fluor Corp.	168,447	7,841
	Raytheon Co.	178,031	7,276

			Market
			Value
		Shares	($000)
	WW Grainger Inc.	47,059	7,037
	Cummins Inc.	82,067	6,702
	Emerson Electric Co.	157,416	6,503
*	Sensata Technologies
	Holding NV	209,200	5,535
	Pitney Bowes Inc.	282,518	5,311
	Republic Services Inc.
	Class A	187,200	5,253
	Illinois Tool Works Inc.	116,242	4,836
	Southwest Airlines Co.	564,900	4,542
	Expeditors International
	of Washington Inc.	90,700	3,678
	3M Co.	45,689	3,280
	Precision Castparts Corp.	20,767	3,228
	Covanta Holding Corp.	163,600	2,485
	Snap-on Inc.	53,822	2,390
	Boeing Co.	32,846	1,988
	Pall Corp.	38,042	1,613
	PACCAR Inc.	40,900	1,383
	Deere & Co.	19,600	1,266
	Rockwell Automation Inc.	19,337	1,083
	Iron Mountain Inc.	33,200	1,050
*	Verisk Analytics Inc. Class A	25,200	876
	Ryder System Inc.	21,626	811
*	Nielsen Holdings NV	30,400	793
	Parker Hannifin Corp.	8,820	557
	Flowserve Corp.	7,000	518
*	WABCO Holdings Inc.	13,500	511
	Joy Global Inc.	4,800	299
*	FuelCell Energy Inc.	336,600	283
*	SYKES Enterprises Inc.	13,500	202
	KBR Inc.	7,000	165
*	Swift Transportation Co.	19,000	122
*	TransDigm Group Inc.	1,300	106
	CH Robinson Worldwide Inc.	1,200	82
	Stanley Black & Decker Inc.	1,600	79
	Eaton Corp.	1,800	64
	Actuant Corp. Class A	1,833	36
	Belden Inc.	700	18
*	CNH Global NV	600	16
*	EnerNOC Inc.	1,700	15
	Crane Co.	338	12
	Deluxe Corp.	500	9
	Brink’s Co.	300	7
	Federal Signal Corp.	500	2
	Titan International Inc.	100	2
	Dover Corp.	23	1
			336,755
Information Technology (17.4%)
*	Apple Inc.	347,020	132,277
	International Business
	Machines Corp.	404,354	70,774
	Microsoft Corp.	2,768,254	68,902
	Intel Corp.	2,060,609	43,953
*	Google Inc. Class A	73,809	37,966
	Oracle Corp.	1,018,025	29,258

13

Growth and Income Fund

			Market
			Value
		Shares	($000)
	Qualcomm Inc.	494,206	24,033
	Cisco Systems Inc.	1,447,297	22,419
	Visa Inc. Class A	222,586	19,080
	Accenture plc Class A	268,000	14,118
	Motorola Solutions Inc.	334,700	14,024
*	Dell Inc.	885,016	12,523
	Mastercard Inc. Class A	38,039	12,064
	Hewlett-Packard Co.	472,500	10,608
*	Symantec Corp.	448,369	7,308
*	Intuit Inc.	153,500	7,282
*	eBay Inc.	233,266	6,879
*	Marvell Technology
	Group Ltd.	454,900	6,610
*	Electronic Arts Inc.	322,700	6,599
*	LSI Corp.	1,259,400	6,524
	Western Union Co.	426,500	6,521
*	Salesforce.com Inc.	54,150	6,188
*	NVIDIA Corp.	481,928	6,024
*	Western Digital Corp.	233,200	5,998
	Automatic Data
	Processing Inc.	113,700	5,361
	Jabil Circuit Inc.	283,700	5,047
*	Cognizant Technology
	Solutions Corp. Class A	76,016	4,766
*	Yahoo! Inc.	355,682	4,681
*	Novellus Systems Inc.	171,650	4,679
	Texas Instruments Inc.	115,102	3,067
*	Red Hat Inc.	63,556	2,686
*	Fiserv Inc.	50,360	2,557
	KLA-Tencor Corp.	66,605	2,549
*	Compuware Corp.	322,911	2,474
	Analog Devices Inc.	68,984	2,156
*	Akamai Technologies Inc.	103,072	2,049
*	Zebra Technologies Corp.	57,500	1,779
*	Citrix Systems Inc.	31,500	1,718
	Avago Technologies Ltd.	52,100	1,707
	Applied Materials Inc.	158,025	1,636
	Harris Corp.	43,993	1,503
	Microchip Technology Inc.	48,278	1,502
*	AOL Inc.	98,900	1,187
*	Quest Software Inc.	70,300	1,116
*	Magma Design
	Automation Inc.	243,700	1,109
*	Autodesk Inc.	34,900	970
	Linear Technology Corp.	34,212	946
	Molex Inc.	36,781	749
	Fidelity National Information
	Services Inc.	27,970	680
*	Adobe Systems Inc.	22,600	546
*	F5 Networks Inc.	5,200	369
*	Acxiom Corp.	34,400	366
*	Sina Corp.	4,800	344
*	BMC Software Inc.	7,300	282
*	Micron Technology Inc.	42,400	214
*	Agilysys Inc.	29,000	207
*	Ancestry.com Inc.	8,100	190

			Market
			Value
		Shares	($000)
	Tellabs Inc.	30,200	130
*	Dolby Laboratories Inc.
	Class A	4,200	115
	TE Connectivity Ltd.	2,600	73
	Cypress
	Semiconductor Corp.	1,900	28
*	ValueClick Inc.	1,500	23
*	Tekelec	2,368	14
	Micrel Inc.	1,100	10
*	Applied Micro
	Circuits Corp.	1,800	10
*	LTX-Credence Corp.	1,800	10
*	Websense Inc.	200	3
*	Amtech Systems Inc.	200	2
			639,542
Materials (3.2%)
	Monsanto Co.	259,000	15,550
	EI du Pont de
	Nemours & Co.	373,796	14,941
	Freeport-McMoRan
	Copper & Gold Inc.	463,773	14,122
	International Flavors
	& Fragrances Inc.	214,700	12,070
	CF Industries Holdings Inc.	88,281	10,893
	Newmont Mining Corp.	168,417	10,593
	International Paper Co.	348,718	8,108
	Eastman Chemical Co.	101,140	6,931
	Cliffs Natural
	Resources Inc.	94,645	4,843
	Dow Chemical Co.	210,500	4,728
	Ecolab Inc.	84,000	4,107
	Airgas Inc.	56,700	3,619
	Sealed Air Corp.	138,200	2,308
	FMC Corp.	16,400	1,134
	Temple-Inland Inc.	22,700	712
	Mosaic Co.	11,400	558
	Nalco Holding Co.	14,800	518
*	Georgia Gulf Corp.	26,500	366
	Innophos Holdings Inc.	8,500	339
*	Mercer International Inc.	46,100	313
	Air Products &
	Chemicals Inc.	4,100	313
	Teck Resources Ltd.
	Class B	8,900	260
*	Headwaters Inc.	96,500	139
	Boise Inc.	21,800	113
*	Century Aluminum Co.	3,874	35
	Titanium Metals Corp.	800	12
			117,625
Telecommunication Services (3.7%)
	AT&T Inc.	2,552,837	72,807
	Verizon
	Communications Inc.	1,394,455	51,316
*	American Tower Corp.
	Class A	156,455	8,417

14

Growth and Income Fund

			Market
			Value
		Shares	($000)
*	MetroPCS
	Communications Inc.	164,800	1,435
*	Level 3
	Communications Inc.	530,600	791
*	Vonage Holdings Corp.	237,900	619
			135,385
Utilities (3.4%)
	Oneok Inc.	261,763	17,287
	Public Service
	Enterprise Group Inc.	434,855	14,511
	CenterPoint Energy Inc.	636,200	12,482
	Integrys Energy Group Inc.	223,877	10,885
	Duke Energy Corp.	468,126	9,358
	PG&E Corp.	200,500	8,483
	American Electric
	Power Co. Inc.	217,900	8,284
	Exelon Corp.	157,200	6,698
	DTE Energy Co.	134,500	6,593
	NiSource Inc.	295,700	6,322
*	AES Corp.	592,600	5,784
	Constellation Energy
	Group Inc.	119,000	4,529
	FirstEnergy Corp.	91,600	4,114
	Edison International	70,200	2,685
	CMS Energy Corp.	96,400	1,908
	Xcel Energy Inc.	65,396	1,615
	Dominion Resources Inc.	28,994	1,472
	NextEra Energy Inc.	17,200	929
	Pinnacle West Capital Corp.	20,700	889
	NV Energy Inc.	39,800	585
*	Calpine Corp.	28,700	404
*	NRG Energy Inc.	14,300	303
	Consolidated Edison Inc.	2,507	143
	Northeast Utilities	3,200	108
	Hawaiian Electric
	Industries Inc.	1,300	32
			126,403
Total Common Stocks
(Cost $3,303,797)			3,343,296
Temporary Cash Investments (5.1%)[1]
Money Market Fund (4.3%)
2	Vanguard Market
	Liquidity Fund,
	0.144%	157,103,319	157,103

	Face	Market
	Amount	Value
	($000)	($000)
U.S. Government and Agency Obligations (0.8%)
[3,4] Federal Home Loan
Bank Discount Notes,
0.025%, 12/2/11	25,000	24,993
[3,4] Freddie Mac
Discount Notes,
0.035%, 12/27/11	5,000	4,998
		29,991
Total Temporary Cash Investments
(Cost $187,102)		187,094
Total Investments (96.0%)
(Cost $3,490,899)		3,530,390
Other Assets and Liabilities (4.0%)
Other Assets		205,763
Liabilities		(57,099)
		148,664
Net Assets (100%)		3,679,054

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value		3,530,390
Receivables for Investment
Securities Sold		199,574
Other Assets		6,189
Total Assets		3,736,153
Liabilities
Payables for Investment
Securities Purchased		30,214
Payables for Futures Variation Margin		9,178
Other Liabilities		17,707
Total Liabilities		57,099
Net Assets		3,679,054

15

Growth and Income Fund

At September 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	5,045,108
Undistributed Net Investment Income	6,880
Accumulated Net Realized Losses	(1,399,700)
Unrealized Appreciation (Depreciation)
Investment Securities	39,491
Futures Contracts	(12,725)
Net Assets	3,679,054

Investor Shares—Net Assets
Applicable to 106,772,259 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,547,825
Net Asset Value Per Share—
Investor Shares	$23.86

Admiral Shares—Net Assets
Applicable to 29,028,131 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,131,229
Net Asset Value Per Share—
Admiral Shares	$38.97

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and –4.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
4 Securities with a value of $24,992,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Growth and Income Fund

Statement of Operations

Year Ended
September 30, 2011
($000)
Investment Income
Income
Dividends	91,584
Interest[1]	126
Security Lending	52
Total Income	91,762
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,278
Performance Adjustment	(1,553)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,985
Management and Administrative—Admiral Shares	1,762
Marketing and Distribution—Investor Shares	626
Marketing and Distribution—Admiral Shares	263
Custodian Fees	54
Auditing Fees	27
Shareholders’ Reports—Investor Shares	88
Shareholders’ Reports—Admiral Shares	6
Trustees’ Fees and Expenses	11
Total Expenses	12,547
Expenses Paid Indirectly	(273)
Net Expenses	12,274
Net Investment Income	79,488
Realized Net Gain (Loss)
Investment Securities Sold	354,073
Futures Contracts	7,957
Realized Net Gain (Loss)	362,030
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(297,286)
Futures Contracts	(15,068)
Change in Unrealized Appreciation (Depreciation)	(312,354)
Net Increase (Decrease) in Net Assets Resulting from Operations	129,164
1 Interest income from an affiliated company of the fund was $126,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Growth and Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	79,488	79,921
Realized Net Gain (Loss)	362,030	178,942
Change in Unrealized Appreciation (Depreciation)	(312,354)	136,329
Net Increase (Decrease) in Net Assets Resulting from Operations	129,164	395,192
Distributions
Net Investment Income
Investor Shares	(53,125)	(55,197)
Admiral Shares	(26,147)	(24,503)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(79,272)	(79,700)
Capital Share Transactions
Investor Shares	(500,958)	(455,269)
Admiral Shares	(89,097)	(335,182)
Net Increase (Decrease) from Capital Share Transactions	(590,055)	(790,451)
Total Increase (Decrease)	(540,163)	(474,959)
Net Assets
Beginning of Period	4,219,217	4,694,176
End of Period[1]	3,679,054	4,219,217
1 Net Assets—End of Period includes undistributed net investment income of $6,880,000 and $6,664,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Growth and Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$23.98	$22.34	$25.84	$38.62	$33.79
Investment Operations
Net Investment Income	.482	.418	.447	.546	.600
Net Realized and Unrealized Gain (Loss)
on Investments	(.124)	1.630	(3.453)	(8.758)	4.840
Total from Investment Operations	.358	2.048	(3.006)	(8.212)	5.440
Distributions
Dividends from Net Investment Income	(.478)	(.408)	(.494)	(.560)	(.610)
Distributions from Realized Capital Gains	—	—	—	(4.008)	—
Total Distributions	(.478)	(.408)	(.494)	(4.568)	(.610)
Net Asset Value, End of Period	$23.86	$23.98	$22.34	$25.84	$38.62

Total Return[1]	1.28%	9.24%	-11.29%	-23.28%	16.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,548	$3,020	$3,253	$3,919	$5,465
Ratio of Total Expenses to
Average Net Assets[2]	0.32%	0.32%	0.35%	0.31%	0.32%
Ratio of Net Investment Income to
Average Net Assets	1.78%	1.74%	2.28%	1.69%	1.61%
Portfolio Turnover Rate	120%	94%	83%	96%	100%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.04%), (0.04%), (0.02%), and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Growth and Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$39.15	$36.48	$42.20	$63.08	$55.20
Investment Operations
Net Investment Income	.832	.722	.775	.963	1.070
Net Realized and Unrealized Gain (Loss)
on Investments	(.199)	2.666	(5.638)	(14.313)	7.903
Total from Investment Operations	.633	3.388	(4.863)	(13.350)	8.973
Distributions
Dividends from Net Investment Income	(.813)	(.718)	(.857)	(.985)	(1.093)
Distributions from Realized Capital Gains	—	—	—	(6.545)	—
Total Distributions	(.813)	(.718)	(.857)	(7.530)	(1.093)
Net Asset Value, End of Period	$38.97	$39.15	$36.48	$42.20	$63.08

Total Return	1.39%	9.37%	-11.15%	-23.19%	16.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,131	$1,199	$1,441	$1,907	$2,794
Ratio of Total Expenses to
Average Net Assets[1]	0.21%	0.21%	0.21%	0.16%	0.18%
Ratio of Net Investment Income to
Average Net Assets	1.89%	1.85%	2.42%	1.84%	1.75%
Portfolio Turnover Rate	120%	94%	83%	96%	100%
1 Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.04%), (0.04%), (0.02%), and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Growth and Income Fund

Notes to Financial Statements

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

21

Growth and Income Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Beginning in September 2011, D. E. Shaw Investment Management, L.L.C., and Los Angeles Capital Management and Equity Research, Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. In accordance with the advisory contract entered into with D. E. Shaw Investment Management, L.L.C., beginning October 1, 2011, its investment advisory fees will be subject to quarterly adjustments based on performance since September 30, 2011, relative to the S&P 500 Index. In accordance with the advisory contract entered into with Los Angeles Capital Management and Equity Research, Inc., beginning October 1, 2012, its investment advisory fees will be subject to quarterly adjustments based on performance since September 30, 2011, relative to the S&P 500 Index. Until late September 2011, Mellon Capital Management Corporation provided investment advisory services to the fund. The basic fee paid to Mellon Capital Management Corporation was subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index.

The Vanguard Group provides investment advisory services to a portion of the fund (beginning in late September 2011) on an at-cost basis. The fund paid no investment advisory fees to the Vanguard Group for the fiscal year ended September 30, 2011.

For the year ended September 30, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.10% of the fund’s average net assets, before a decrease of $1,553,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2011, the fund had contributed capital of $662,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.26% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2011, these arrangements reduced the fund’s expenses by $273,000 (an annual rate of 0.01% of average net assets).

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Growth and Income Fund

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,343,296	—	—
Temporary Cash Investments	157,103	29,991	—
Futures Contracts—Assets[1]	144	—	—
Futures Contracts—Liabilities[1]	(9,178)	—	—
Total	3,491,365	29,991	—
1 Represents variation margin on the last day of the reporting period.

F. At September 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2011	5,335	300,361	(11,563)
S&P 500 Index	December 2011	115	32,373	(1,162)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2011, the fund had $18,988,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $1,406,097,000 to offset future net capital gains of $559,187,000 through September 30, 2017, and $846,910,000 through September 30, 2018.

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Growth and Income

At September 30, 2011, the cost of investment securities for tax purposes was $3,497,817,000. Net unrealized appreciation of investment securities for tax purposes was $32,573,000, consisting of unrealized gains of $242,708,000 on securities that had risen in value since their purchase and $210,135,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended September 30, 2011, the fund purchased $5,113,296,000 of investment securities and sold $5,976,486,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	212,372	7,984	231,031	9,843
Issued in Lieu of Cash Distributions	51,795	1,927	53,684	2,315
Redeemed	(765,125)	(29,070)	(739,984)	(31,813)
Net Increase (Decrease)—Investor Shares	(500,958)	(19,159)	(455,269)	(19,655)
Admiral Shares
Issued	352,128	8,358	131,639	3,429
Issued in Lieu of Cash Distributions	24,071	549	22,345	590
Redeemed	(465,296)	(10,508)	(489,166)	(12,898)
Net Increase (Decrease)—Admiral Shares	(89,097)	(1,601)	(335,182)	(8,879)

J. In preparing the financial statements as of September 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Quantitative Funds and the Shareholders of Vanguard Growth and Income Fund:

In our opinion, the accompanying statement of net assets, the statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Growth and Income Fund (constituting a separate portfolio of Vanguard Quantitative Funds, hereafter referred to as the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 11, 2011

Special 2011 tax information (unaudited) for Vanguard Growth and Income Fund

This information for the fiscal year ended September 30, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $79,272,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Growth and Income Fund Investor Shares
Periods Ended September 30, 2011
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	1.28%	-2.64%	2.18%
Returns After Taxes on Distributions	1.01	-3.28	1.70
Returns After Taxes on Distributions and Sale of Fund Shares	1.25	-2.19	1.85

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended September 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth and Income Fund	3/31/2011	9/30/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$860.66	$1.49
Admiral Shares	1,000.00	861.04	0.98
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.46	$1.62
Admiral Shares	1,000.00	1,024.02	1.07

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.32% for Investor Shares and 0.21% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Notice to Shareholders

Vanguard Growth and Income Fund Restructures Investment Advisory Team
The board of trustees of Vanguard Growth and Income Fund has announced the restructuring of the fund’s investment advisory team by adding D. E. Shaw Investment Management, L.L.C. (DESIM), Los Angeles Capital Management and Equity Research, Inc. (LA Capital), and The Vanguard Group, Inc. (Vanguard), as investment advisors and removing Mellon Capital Management Corporation (Mellon Capital). DESIM, LA Capital, and Vanguard each independently select and maintain a portfolio of common stocks for the fund. The assets of the fund formerly managed by Mellon Capital have been divided equally among DESIM, LA Capital, and Vanguard.

DESIM is a privately owned investment management firm founded in 2005; it had more than $5.9 billion in assets under management as of September 30, 2011. Anthony Foley, portfolio manager for the DESIM portion of the fund, has over 20 years of investment experience.

LA Capital is an investment management firm founded in 2002; it had more than $6.3 billion in assets under management as of September 30, 2011. Thomas D. Stevens and Hal W. Reynolds, portfolio managers for the LA Capital portion of the fund, each have over 25 years of investment experience.

Vanguard, which began operations in 1975, serves as advisor to the fund through its Quantitative Equity Group. As of September 30, 2011, Vanguard served as advisor for approximately $1.3 trillion in assets. James D. Troyer, portfolio manager for Vanguard’s portion of the fund, has 25 years of investment experience.

The restructuring of the fund’s investment advisory team is expected to result in an increase in the estimated expense ratio for the fund’s Investor Shares to 0.34% from 0.32% of the fund’s average net assets; the estimated expense ratio for the fund’s Admiral Shares is expected to increase to 0.23% from 0.21% of the fund’s average net assets. These estimated expense ratios remain at a substantial discount to the 1.26% average expense ratio for large-cap core funds in 2010 (derived from data provided by Lipper Inc.). In addition, the fund’s investment objective, primary investment strategies, and primary risks will not change.

The table and examples on the following page show the fund’s actual expenses and cost of investing for its most recent fiscal year compared with the “pro forma” expenses and cost of investing that would have applied if the new advisory realignment had been in effect for that period.

Annual Fund Operating Expenses
(Expenses deducted from the fund’s assets)
		Actual		Pro Forma
	Investor	Admiral	Investor	Admiral
	Shares	Shares	Shares	Shares
Management Expenses	0.29%	0.18%	0.31%	0.20%
12b-1 Distribution Fee	None	None	None	None
Other Expenses	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	0.32%	0.21%	0.34%	0.23%

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Examples
The examples are intended to help you compare the cost of investing in the fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the fund’s shares. These examples assume that the shares provide a return of 5% a year and that operating expenses remain as stated. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Actual	1 Year	3 Years	5 years	10 Years
Investor Shares	$33	$103	$180	$406
Admiral Shares	22	68	118	268

Pro Forma	1 Year	3 Years	5 years	10 Years
Investor Shares	$35	$109	$191	$431
Admiral Shares	24	74	130	293

Additional Information
Vanguard Growth and Income Fund has entered into new investment advisory arrangements with DESIM, LA Capital, and Vanguard. These additions will not affect the fund’s investment objective, policies, or strategies.

Under the terms of the fund’s agreements with DESIM and LA Capital, the fund will pay DESIM and LA Capital a base fee at the end of each fiscal quarter. The fee is calculated by applying an annual percentage rate to the average daily net assets of the portions of the fund managed by DESIM and LA Capital, respectively, during the quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. In addition, the quarterly payments to DESIM and LA Capital may be increased or decreased by applying a performance adjustment. The adjustment is based on the cumulative total return of the portions of the fund managed by DESIM and LA Capital, respectively, over a trailing 36-month period for DESIM and a 60-month period for LA Capital relative to the total return of the S&P 500 Index over the same period.

Vanguard provides services to the fund on an at-cost basis. Vanguard’s performance is also evaluated against the S&P 500 Index.

For the fiscal year ended September 30, 2011, the fund paid approximately $4.3 million in base investment advisory fees to its advisor, or 0.10% of the fund’s average net assets, before a performance based decrease of 0.04%.

Vanguard Growth and Income Fund receives corporate, management, administrative, and distribution services on an at-cost basis from The Vanguard Group, Inc., P.O. Box 1110, Valley Forge, PA 19482.

Each advisor is responsible for managing the investment and reinvestment of its portion of the Growth and Income Fund’s assets and for continuously reviewing, supervising, and administering the fund’s investment program. Each advisor is subject to the supervision and oversight of Vanguard’s Portfolio Review Department and the officers and trustees of the fund. The fund’s board of trustees designates the proportion of fund assets to be managed by each advisor and may change these proportions at any time.

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Board Approval of the Investment Advisory Agreement With D. E. Shaw Investment Management, L.L.C.
The Growth and Income Fund’s board of trustees retained DESIM under the terms of a new investment advisory agreement. The board’s decision to hire DESIM as part of the fund’s multimanager structure was based on the board’s most recent evaluation of the fund’s former investment staff, portfolio management process, and investment advisory arrangements. In considering whether to approve the agreement, the board engaged in arm’s-length discussions with DESIM and considered the following factors, among others:

• The board considered the benefits to shareholders of adding DESIM as a new advisor to the fund, particularly in light of the nature, extent, and quality of services to be provided by DESIM. The board noted that DESIM employs quantitative models that seek to capture predominantly “bottom-up” stock-specific return opportunities while aiming to control the overall portfolio risk and characteristics such as size, sector weights, and style, to be similar to the benchmark. The board concluded that it is in the best interests of the fund and its shareholders to add a high-quality manager with a track record of success such as DESIM. The board noted that adding DESIM as an advisor would allow the fund to retain its character as a quantitative large-cap core equity offering while benefiting from multiple differentiated active managers, who each have the opportunity to generate superior returns. The attractive blend of proven managers should benefit fund shareholders over the long term.

•  The board analyzed the performance of other funds and portfolios managed by DESIM. The board concluded that DESIM’s large-cap core strategy has posted competitive results over the long term.

• The board considered the advisory fee scheduleand the estimated expense ratios of the fund's share classes and compared them with the average advisory fee and expense ratio of the fund’s peer group. The board concluded that the addition of DESIM would result in a modest increase in the fund’s aggregate investment advisory fees, but that the fund’s advisory fee rate and expense ratios would remain significantly below the fund’s peer average.

• The board considered the extent to which economies of scale would be realized as the fund grows, including the impact of appropriate breakpoints in DESIM’s advisory fee schedule. By including asset-based breakpoints in the fee schedule, the fund’s trustees ensure that, if the portion of the fund managed by DESIM continues to grow, investors will capture economies of scale in the form of a lower advisory fee rate.

• Based on its informed business judgment, the board concluded that the course of action in the best interests of the fund and its shareholders was to approve the agreement with DESIM.

The new agreement will continue for two years from its effective date and is renewable after that for successive one-year periods. The agreement will be reviewed annually by the fund’s board of trustees, a majority of whom are not “interested persons” of either the fund or its advisors as defined in federal securities laws. The board may, at any time, reallocate the fund’s assets among the fund’s advisors, or allocate assets of the fund to other investment advisors, without terminating or revising the new agreement with DESIM.

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Background Information on D. E. Shaw Investment Management, L.L.C.
D. E. Shaw Investment Management, L.L.C., 1166 Avenue of the Americas, 9th Floor, New York, NY 10036, is a privately owned investment management firm founded in 2005. As of September 30, 2011, DESIM managed approximately $5.9 billion in assets. The manager primarily responsible for overseeing the day-to-day management of DESIM’s portion of Vanguard Growth and Income Fund is:

Anthony Foley, Senior Vice President and Chief Investment Officer of DESIM. He has worked in investment management since 1987; has managed investment portfolios since 1991; and has managed a portion of the fund since September 2011. Education: B.A., Oxford University; M.Sc., London School of Economics and Political Science.

Board Approval of the Investment Advisory Agreement With Los Angeles Capital Management and Equity Research, Inc.
The Growth and Income Fund’s board of trustees retained LA Capital under the terms of a new investment advisory agreement. The board’s decision to hire LA Capital as part of the fund’s multi-manager structure was based on the board’s most recent evaluation of the fund’s former investment staff, portfolio management process, and investment advisory arrangements. In considering whether to approve the agreement, the board engaged in arm’s-length discussions with LA Capital and considered the following factors, among others:

• The board considered the benefits to shareholders of adding LA Capital as a new advisor to the fund, particularly in light of the nature, extent, and quality of services to be provided by LA Capital. The board noted that LA Capital employs a quantitative model that seeks to emphasize stocks with characteristics that investors are currently seeking, and to underweight stocks with characteristics that investors are currently avoiding. The board concluded that it is in the best interests of the fund and its shareholders to add a high-quality manager with a track record of success such as LA Capital. The board noted that adding LA Capital as an advisor would allow the fund to retain its character as a quantitative large-cap core equity offering while benefiting from multiple differentiated active managers, who each have the opportunity to generate superior returns. The attractive blend of proven managers should benefit fund shareholders over the long term.

•  The board analyzed the performance of other funds and portfolios managed by LA Capital. The board concluded that LA Capital’s large-cap core strategy has delivered strong and consistent investment returns compared with peers and the benchmark over the long term.

• The board considered the advisory fee scheduleand the estimated expense ratios of the fund's share classes and compared them with the average advisory fee and expense ratio of the fund’s peer group. The board concluded that the addition of LA Capital would result in a modest increase in the fund’s aggregate investment advisory fees, but that the fund’s advisory fee rate and expense ratios would remain significantly below the fund’s peer average.

• The board considered the extent to which economies of scale would be realized as the fund grows, including the impact of appropriate breakpoints in LA Capital’s advisory fee schedule. By including asset-based breakpoints in the fee schedule, the fund’s trustees ensure that, if the portion of the fund managed by LA Capital continues to grow, investors will capture economies of scale in the form of a lower advisory fee rate.

• Based on its informed business judgment, the board concluded that the course of action in the best interests of the fund and its shareholders was to approve the agreement with LA Capital.

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The new agreement will continue for two years from its effective date and is renewable after that for successive one-year periods. The agreement will be reviewed annually by the fund’s board of trustees, a majority of whom are not “interested persons” of either the fund or its advisors as defined in federal securities laws. The board may, at any time, reallocate the fund’s assets among the fund’s advisors, or allocate assets of the fund to other investment advisors, without terminating or revising the new agreement with LA Capital.

Background Information on Los Angeles Capital Management and Equity Research, Inc. Los Angeles Capital Management and Equity Research, Inc., 11150 Santa Monica Boulevard, Suite 200, Los Angeles, CA 90025, is an employee-owned investment advisory firm founded in 2002. As of September 30, 2011, LA Capital managed approximately $6.3 billion in assets. The managers primarily responsible for overseeing the day-to-day management of LA Capital’s portion of Vanguard Growth and Income Fund are:

Thomas D. Stevens, CFA, Chairman and Principal of LA Capital. He has worked in investment management since 1976; has managed investment portfolios since 1976; and has co-managed a portion of the fund since September 2011. Education: B.B.A. and M.B.A., University of Wisconsin.

Hal W. Reynolds, CFA, Chief Investment Officer and Principal of LA Capital. He has worked in investment management since 1982; has managed investment portfolios since 1998; and has co-managed a portion of the fund since September 2011. Education: B.A., University of Virginia; M.B.A., University of Pittsburgh.

Board Approval of the Investment Advisory Arrangement With Vanguard
The Growth and Income Fund’s board of trustees added Vanguard under the terms of the Fifth Amended and Restated Funds’ Service Agreement. The board’s decision to add Vanguard as part of the fund’s multimanager structure was based upon the board’s most recent evaluation of the fund’s former investment staff, portfolio management process, and investment advisory arrangements. In considering whether to approve the arrangement, the board engaged in arm’s-length discussions with Vanguard and considered the following factors, among others:

• The board considered the benefits to shareholders of adding LA Capital as a new advisor to the fund, particularly in light of the nature, extent, and quality of services to be provided by Vanguard. The board noted that Vanguard—through its Quantitative Equity Group—employs a multifactor model that evaluates stocks on growth, valuation, quality, management decision-making, and market sentiment in order to forecast individual stocks’ relative performance. The board concluded that it is in the best interests of the fund and its shareholders to add a high-quality manager with a track record of success such as Vanguard. The board noted that adding Vanguard as an advisor would allow the fund to retain its character as a quantitative large-cap core equity offering while benefiting from multiple differentiated active managers, who each have the opportunity to generate superior returns. The attractive blend of proven managers should benefit fund shareholders over the long term.

•  The board analyzed the performance of other funds and portfolios managed by Vanguard.  The board concluded that Vanguard’s large-cap core quantitative strategy has produced strong short-term investment returns relative to the benchmark and peers, but has modestly underperformed the benchmark longer-term.

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•  The board considered the at-cost advisory expenses to be paid by the fund to Vanguard and the estimated expense ratio for funds in the fund’s peer group. The board noted that, after the addition of Vanguard, the fund’s advisory fees and expenses as well as the expense ratio would be expected to remain significantly below the fund’s peer average.

•  The board concluded that, under all the circumstances and based on its informed business judgment, the addition of Vanguard as an advisor to the fund would provide an appropriate complement to the fund’s other advisors and is in the best interests of the fund and its shareholders.

The internalized management arrangement with Vanguard is renewable for successive one-year periods. The arrangement will be reviewed annually by the fund’s board of trustees, a majority of whom are not “interested persons” of either the fund or its advisors as defined in federal securities laws. The board may, at any time, reallocate the fund’s assets among the fund’s advisors, or allocate assets of the fund to other investment advisors, without terminating or revising the arrangement with Vanguard.

Background Information on Vanguard Group
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, began operations in 1975, and serves as advisor to the fund through its Quantitative Equity Group. As of September 30, 2011, the Quantitative Equity Group served as advisor for approximately $728 billion in assets. The fund also receives corporate, management, administrative, and distribution services on an at-cost basis from Vanguard. The manager primarily responsible for overseeing the day-to-day management of Vanguard’s portion of Vanguard Growth and Income Fund is:

James D. Troyer, CFA, Principal of Vanguard. He has managed investment portfolios since 1986; has been with Vanguard since 1989; and has managed a portion of the fund since September 2011. Education: A.B., Occidental College.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds; excluding inflation for inflation-protected securities), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

35

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

36

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q930 112011

Annual Report | September 30, 2011

Vanguard Structured Equity Funds

Vanguard Structured Large-Cap Equity Fund
Vanguard Structured Broad Market Fund

> For the fiscal year ended September 30, 2011, Vanguard Structured Large-Cap Equity Fund returned about 4% and Vanguard Structured Broad Market Fund returned about 3%.

> Both funds outpaced their respective benchmark indexes and the average returns of their peers.

> The advisor’s strong stock selection across a variety of industries contributed to the funds’ outperformance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Structured Large-Cap Equity Fund.	10
Structured Broad Market Fund.	23
About Your Fund’s Expenses.	39
Glossary.	41

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2011

Total
Returns
Vanguard Structured Large-Cap Equity Fund
Institutional Shares	4.14%
Institutional Plus Shares	4.18
S&P 500 Index	1.14
Large-Cap Core Funds Average	-1.26
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.
Vanguard Structured Broad Market Fund
Institutional Shares	3.37%
Institutional Plus Shares	3.43
Russell 3000 Index	0.55
Multi-Cap Core Funds Average	-2.39
Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
September 30, 2010 , Through September 30, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Structured Large-Cap Equity Fund
Institutional Shares	$20.97	$21.49	$0.366	$0.000
Institutional Plus Shares	41.98	42.48	1.316	0.000
Vanguard Structured Broad Market Fund
Institutional Shares	$20.70	$21.03	$0.393	$0.000
Institutional Plus Shares	41.36	42.02	0.808	0.000

Chairman’s Letter

Dear Shareholder,

Despite the recent volatility in U.S. stock markets, the Vanguard Structured Equity Funds delivered solid, benchmark-beating returns for the fiscal year ended September 30.

The Structured Large-Cap Equity Fund returned about 4% for the fiscal year, about 3 percentage points better than its benchmark, the Standard & Poor’s 500 Index. The Structured Broad Market Fund returned about 3% for the same period, nearly 3 percentage points more than its benchmark, the Russell 3000 Index. The funds also outperformed their respective peer-group average returns, both of which were in negative territory.

The funds’ stock selection models found success in several industry sectors. The funds’ advisor, Vanguard Quantitative Equity Group, uses computer models designed to find companies with seemingly undervalued stocks and strong growth prospects while maintaining risk profiles similar to those of the funds’ respective benchmarks.

A swift change in sentiment weighed on stock prices
Global stock markets rallied through the first half of the fiscal year as corporate earnings surged and the economic recovery seemed to be gathering steam. In the second half, however, stock prices tumbled as economic indicators took a turn for the worse and U.S. and European policymaking strife dominated the headlines. (Standard & Poor’s, the ratings agency, downgraded the U.S. credit rating, in large part because of the political gridlock on display during the debt-ceiling debate. Vanguard’s confidence in the “full faith and credit” of the U.S. Treasury remains unshaken.)

The U.S. stock market’s second-half weakness sapped its first-half strength. The broad market returned 0.31% for the full 12 months. International stocks, which gained less at the start of the year and lost more at the end, returned –10.81% in U.S. dollars.

Bond prices rallied as optimism faded
The stock market’s pattern of strength and weakness was inverted in the bond market. Early in the year, bond prices retreated, consistent with investor optimism about economic growth. Later in the year, as optimism gave way to anxiety, bond prices surged, driving yields to remarkable lows. At the end of September, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, stood at 1.93%. Bond indexes recorded impressive returns, though it’s worth noting that shrinking yields imply lower returns on prospective investments.

The yields of money market instruments hovered near zero, as they have since December 2008, when the Federal Reserve cut its target for short-term interest rates to between 0% and 0.25%. Toward the end of the period, the Fed

Market Barometer
		Average Annual Total Returns
		Periods Ended September 30, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	0.91%	1.61%	-0.91%
Russell 2000 Index (Small-caps)	-3.53	-0.37	-1.02
Dow Jones U.S. Total Stock Market Index	0.31	1.75	-0.57
MSCI All Country World Index ex USA (International)	-10.81	0.52	-1.57

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.26%	7.97%	6.53%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.88	8.08	5.01
Citigroup Three-Month U.S. Treasury Bill Index	0.11	0.19	1.61

CPI
Consumer Price Index	3.87%	1.22%	2.26%

indicated that it expected to maintain this exceptionally low target at least through mid-2013.

Large-cap stocks beat the broad market
The Vanguard Structured Equity Funds produced double-digit gains for the first half of the fiscal year as many high-quality, reasonably valued stocks favored by quantitative models regained momentum. But by the end of the period, the funds’ returns had retreated as global stocks of all qualities plunged and fears of another U.S. recession resurfaced.

Still, both the Broad Market Fund and the Large-Cap Equity Fund handily surpassed their respective comparative standards for the fiscal year. Their success marked a shift in the performance of quantitative funds as a whole and these funds in particular, which struggled to keep up with their benchmarks in the two years after the 2008 financial crisis.

In the recovery that followed, the computer models used by many quantitative funds were out of sync with the prevailing mood of investors, who were more willing to take on risk by buying stocks of companies with marginal financials and keen sensitivity to the rhythms of the business cycle. Early in the fiscal year, the tide turned, and higher-quality companies with attractively priced stocks, such as those favored by your fund’s advisor and other quantitative managers, enjoyed a resurgence.

Of the two funds, the Large-Cap Equity Fund delivered the stronger return for the period. The fund’s performance relative to its benchmark index benefited from the advisor’s superior stock selection in the health care, consumer discretionary, and information technology sectors. In health care, stock picks among managed health care providers and pharmaceutical companies boosted results. As economic indicators turned negative in the second half of the fiscal year, health care stocks climbed, benefiting from the perception that health care demand is relatively insulated from changes in the broader economy.

In consumer discretionary, the fund’s selections among specialty retailers and media companies stood out. Despite meager growth in the U.S. economy and a lackluster job market, consumers have continued to spend on specialty apparel and cable and satellite services. In information technology, sizable holdings in companies that make cell phone and other telecommunication equipment held up best.

Financial, information technology, and health care stocks produced the strongest relative results for the Broad Market Fund, which invests in stocks of different sizes. Although both the fund and the index suffered their biggest losses in financials, the fund was successful in limiting its exposure to the worst performers in the treacherous banking environment. Holdings in consumer finance and diversified financial services also helped, although the sector as a whole has continued to grapple with bad mortgages and the lingering effects of the credit crisis.

In information technology, internet service providers and companies that make cell phones and related communications equipment performed best. Health care sector standouts were health care distributors, managed health care providers, and biotech companies.

Recent challenges hurt long-term performance
The Vanguard Structured Equity Funds and their share classes have different inception dates. The Broad Market Fund’s Institutional Plus Shares, which have been around the longest, have produced an average annual return of 2.40% since their inception in 2004. This result was a step behind that of the fund’s benchmark, the Russell 3000 Index (+2.63%), but ahead of the average annual return of its peers (+1.90%).

The Large-Cap Fund’s Institutional Plus Shares, introduced in 2006, posted an annualized return of –0.70% for the period since their inception. This return trailed that of the fund’s benchmark, the S&P 500 Index (–0.39%), but was ahead of the average annual return of peer-group funds (–1.42%).

Both funds aim to beat their comparative standards, but it hasn’t always been easy. The Structured Equity Funds’ weak absolute returns are partly attributable to the turbulent stock market environment

Total Returns
Inception Through September 30, 2011
Average
Annual Return
Structured Large-Cap Equity Fund Institutional Plus Shares
(Returns since inception: 5/15/2006)	–0.70%
S&P 500 Index	–0.39
Large-Cap Core Funds Average	–1.42
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Structured Broad Market Fund Institutional Plus Shares
(Returns since inception: 5/3/2004)	2.40%
Russell 3000 Index	2.63
Multi-Cap Core Funds Average	1.90
Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

over the past few years. During the funds’ relatively short histories, they have endured an unusually challenging period, encompassing the financial crisis in 2008 and this year’s U.S. and European debt dramas. The funds’ shortfalls relative to their indexes also reflect some of the difficulties faced by quantitative strategies in recent years.

Still, we remain confident in the disciplined, quantitative investment process practiced by your fund’s advisor, and we believe this approach can produce benchmark-beating results over the long term.

Don’t let market volatility cloud your view
The stock market’s rise and fall over the past fiscal year has unnerved many investors. Just when markets seem to be doing well, they can take a turn for the worse. Although such volatility can be unsettling, it has done nothing to shake our confidence in the long-term growth opportunity offered by stocks. At the same time, the recent upheaval shows that a portfolio balanced between stock funds and less volatile bond and money market funds can limit some of the short-term damage inflicted by these occasional swoons.

A prudent response to this never-ending, always unpredictable change is to remain broadly diversified both within and across asset classes. The Vanguard Structured Equity Funds, which offer risk-controlled exposure to both the broad stock market and its larger-capitalization companies, can play an important role in such a portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 18, 2011

Advisor’s Report

For the fiscal year ended September 30, 2011, Vanguard Structured Large-Cap Equity Fund returned 4.14% for Institutional Shares and 4.18% for Institutional Plus Shares, outperforming the returns of its benchmark, the S&P 500 Index, by about 3 percentage points. Vanguard Structured Broad Market Fund returned 3.37% for Institutional Shares and 3.43% for Institutional Plus Shares, beating its benchmark, the Russell 3000 Index, by just under 3 percentage points.

When we reported to you six months ago, the Institutional Plus Shares of the Structured Large-Cap and Structured Broad Market Funds had advanced 18.99% and 20.73%, respectively. Since then, and particularly in the last three months of the fiscal year, there has been a sell-off of equities large and small, both in the United States and abroad. The pullback and increasing overall market volatility were driven by continued worries of a stalling U.S. economy, a lack of improvement in the country’s employment picture, and the unresolved European sovereign debt crisis.

With so much uncertainty, many investors reduced their equity exposure in favor of traditional safe havens such as U.S. Treasuries, the U.S. dollar, and gold. Most economists have reduced their growth estimates for the next year or two, which has cast doubt on the near-term prospects for equities. Investors will be looking to U.S. and European leaders for fresh solutions to these ongoing issues, as well as third-quarter corporate earnings reports and future earnings forecasts here in the

United States, to help determine the market’s direction over the next few months.

While overall fund performance is affected by the macro factors described, we continue to focus our portfolio construction on specific stock fundamentals. Thus, our portfolios will maintain benchmark-level exposures to common risk factors such as market capitalization and industry weightings while employing a multifactor model diversified across various elements to forecast the relative performances of individual stocks. Our quantitative approach is similar to traditional security selection, except that we use computerized models to help identify attractive stocks. Instead of attempting to spot a small number of companies that will outperform, we generally seek to find a larger number of stocks that individually and as a group will outpace their peers.

Our process has five components:

• Valuation, which measures the price we pay for earnings and cash flows.

• Growth, which considers the growth of earnings when factoring how much we pay for them.

• Management decisions, which looks at the actions taken by company management who are privy to better knowledge of a company’s prospects and earnings than any market participant.

• Market sentiment, which captures how investors reflect their opinions of a company through their activity in the market.

• Quality, which measures balance sheet strength and the sustainability of earnings.

Our stock selection model performed well in the unpredictable market, with a majority of our factors contributing positively in various degrees to both of the funds. The growth factor played the biggest role in identifying strong performers. However, the Broad Market Fund, which has greater exposure to mid- and small-capitalization companies, benefited equally from the other models, which did not have as big an impact on the Large-Cap Equity Fund.

The model’s breadth is illustrated by its effectiveness across sectors over the period. We were able to produce positive stock selection results in seven out of the ten sectors in both funds’ benchmarks.

Vanguard Structured Large-Cap Equity Fund
The best-performing sectors in the portfolio were consumer discretionary (+16%), health care (+15%), and consumer staples (+13%). Underperforming for the period were materials (–19%), financials (–11%), and industrials (–8%).

At the individual stock level, the largest contributions came from overweighted positions in Limited Brands (+65%), Biogen Idec (+66%), and Humana (+46%). Compared with its benchmark, the fund benefited from underweighting or avoiding poorly performing stocks such as Bank of America (–53%), Hewlett-Packard (–46%), and Goldman Sachs Group (–34%).

Unfortunately, we were not able to avoid all laggards. Overweighted positions in CB Richard Ellis Group (–26%), Freeport-McMoRan Copper & Gold (–26%), and Eastman Chemical (–5%) directly lowered performance. Underweighting companies that were not positively identified by our model, such as Pfizer (+7%), Amazon.com (+38%), and Anadarko Petroleum (+11%), also detracted.

Vanguard Structured Broad Market Fund
The best-performing sectors in the fund were consumer staples (+13%), health care (+12%), and consumer discretionary (+10%). Materials (–13%), industrials (–9%), and financials (–7%) detracted.

At the individual stock level, the largest contributions came from overweighted positions in Apple (+34%), Starbucks (+48%), and Estée Lauder (+40%). In comparison with its benchmark, the fund benefited from underweighting or avoiding poorly performing stocks such as Bank of America (–53%), Citigroup (–34%), and Cisco Systems (–29%).

Overweighted positions in Talbots (–79%), Amerigroup (–8%), and Charles River Laboratories (–14%) directly lowered performance. Underweighting companies that were not positively identified by our model, such as Pfizer (+7%) and Coca-Cola (+19%) also detracted.

While we cannot predict how broad political and economic events will affect the markets, we are confident that the stock market can provide worthwhile returns for long-term investors. We believe that equity exposure continues to play an important role in a diversified investment plan. Within such a plan, we believe a portfolio of companies with lower relative price-to-earnings and cash-flow ratios, growth rates near that of the market, higher returns on equity, quality balance sheets, and positive market sentiment remains attractive.

We thank you for your investment and look forward to the coming year.

James D. Troyer, CFA
Principal and Portfolio Manager

James P. Stetler
Principal and Portfolio Manager

Vanguard Quantitative Equity Group

October 21, 2011

Structured Large-Cap Equity Fund

Fund Profile
As of September 30, 2011

Share-Class Characteristics
	Institutional	Institutional
	Shares	Plus Shares
Ticker Symbol	VSLIX	VSLPX
Expense Ratio[1]	0.24%	0.17%
30-Day SEC Yield	2.22%	2.29%

Portfolio Characteristics
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Number of Stocks	156	500	3,717
Median Market Cap	$43.4B	$45.5B	$28.7B
Price/Earnings Ratio	11.6x	12.9x	13.6x
Price/Book Ratio	2.0x	1.9x	1.9x
Return on Equity	20.5%	20.3%	19.1%
Earnings Growth Rate	7.3%	7.4%	7.3%
Dividend Yield	2.5%	2.4%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	67%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Consumer
Discretionary	10.2%	10.6%	12.2%
Consumer Staples	11.4	11.8	11.0
Energy	11.6	11.6	10.3
Financials	13.8	13.6	14.3
Health Care	12.9	12.1	11.7
Industrials	10.3	10.3	10.6
Information
Technology	19.2	19.4	19.4
Materials	3.3	3.3	4.0
Telecommunication
Services	3.7	3.3	2.8
Utilities	3.6	4.0	3.7

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	Index
R-Squared	1.00	0.99
Beta	0.98	0.95

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil &
	Gas	3.9%
Apple Inc.	Computer
	Hardware	3.9
International Business	IT Consulting &
Machines Corp.	Other Services	2.6
Chevron Corp.	Integrated Oil &
	Gas	2.3
AT&T Inc.	Integrated
	Telecommunication
	Services	2.1
Microsoft Corp.	Systems Software	2.1
General Electric Co.	Industrial
	Conglomerates	2.0
Pfizer Inc.	Pharmaceuticals	1.8
Procter & Gamble Co.	Household
	Products	1.7
JPMorgan Chase & Co.	Diversified Financial
	Services	1.6
Top Ten		24.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2011. For the fiscal year ended September 30, 2011, the expense ratios were 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares.

Structured Large-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: May 16, 2006, Through September 30, 2011
Initial Investment of $5,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2011
			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(5/16/2006)	Investment
Structured Large-Cap Equity Fund
Institutional Shares	4.14%	-1.64%	-0.75%	$4,801,759
Dow Jones U.S. Total Stock Market
Index	0.31	-0.57	-0.02	4,995,081

S&P 500 Index	1.14	-1.18	-0.35	4,905,983
Large-Cap Core Funds Average	-1.26	-2.05	-1.39	4,637,315

Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the fund’s Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Structured Large-Cap Equity Fund

			Since	Final Value
	One	Five	Inception	of a $200,000,000
	Year	Years	(5/15/2006)	Investment
Structured Large-Cap Equity Fund
Institutional Plus Shares	4.18%	-1.55%	-0.70%	$192,590,906
Dow Jones U.S. Total Stock Market
Index	0.31	-0.57	-0.04	199,534,653
S&P 500 Index	1.14	-1.18	-0.39	195,874,917
"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): May 16, 2006, Through September 30, 2011

Structured Large-Cap Equity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (10.2%)
*	DIRECTV Class A	77,600	3,279
	Starbucks Corp.	85,225	3,178
	Time Warner Cable Inc.	44,500	2,789
*	priceline.com Inc.	6,100	2,742
	Viacom Inc. Class B	68,200	2,642
*	AutoZone Inc.	8,260	2,636
	Macy’s Inc.	99,500	2,619
	VF Corp.	21,450	2,607
	Limited Brands Inc.	64,918	2,500
	Target Corp.	48,600	2,383
	CBS Corp. Class B	114,090	2,325
	Ross Stores Inc.	27,800	2,188
	Comcast Corp.	105,425	2,181
	Wynn Resorts Ltd.	17,950	2,066
	McDonald’s Corp.	14,397	1,264
*	Amazon.com Inc.	3,800	822
*	Ford Motor Co.	62,806	607
	Harley-Davidson Inc.	17,000	584
	News Corp. Class A	17,800	275
	Walt Disney Co.	8,029	242
			39,929
Consumer Staples (11.4%)
	Procter & Gamble Co.	104,694	6,614
	Philip Morris
	International Inc.	98,136	6,122
	Wal-Mart Stores Inc.	80,746	4,191
	Altria Group Inc.	144,900	3,885
	Colgate-Palmolive Co.	43,500	3,858
	Coca-Cola Co.	53,940	3,644
	Walgreen Co.	88,000	2,894
	Lorillard Inc.	25,200	2,790
	Reynolds American Inc.	67,100	2,515
	Coca-Cola Enterprises Inc.	93,700	2,331
	Kroger Co.	104,400	2,293
	PepsiCo Inc.	24,992	1,547
	Hershey Co.	9,000	533

			Market
			Value
		Shares	($000)
*	Constellation Brands Inc.
	Class A	21,800	392
	Whole Foods Market Inc.	5,100	333
	Dr Pepper Snapple Group Inc.	8,200	318
	Kraft Foods Inc.	2,200	74
			44,334
Energy (11.6%)
	Exxon Mobil Corp.	211,939	15,393
	Chevron Corp.	96,856	8,961
	ConocoPhillips	84,359	5,342
	Occidental Petroleum Corp.	31,901	2,281
	National Oilwell Varco Inc.	40,700	2,085
	Anadarko Petroleum Corp.	31,500	1,986
	Marathon Petroleum Corp.	70,100	1,897
	Hess Corp.	27,300	1,432
	Schlumberger Ltd.	23,025	1,375
	Halliburton Co.	42,400	1,294
*	Tesoro Corp.	62,700	1,221
	Chesapeake Energy Corp.	45,950	1,174
	Helmerich & Payne Inc.	17,840	724
			45,165
Financials (13.8%)
	JPMorgan Chase & Co.	203,929	6,142
	Wells Fargo & Co.	248,235	5,987
	US Bancorp	163,024	3,838
	American Express Co.	78,600	3,529
	Chubb Corp.	46,643	2,798
	Capital One Financial Corp.	64,400	2,552
	PNC Financial
	Services Group Inc.	52,800	2,544
	Discover Financial Services	106,050	2,433
	Torchmark Corp.	61,550	2,146
	ACE Ltd.	34,400	2,085
	Moody’s Corp.	67,100	2,043
*	NASDAQ OMX Group Inc.	85,400	1,976
	Lincoln National Corp.	118,300	1,849
	Kimco Realty Corp.	121,800	1,831
	Ameriprise Financial Inc.	46,500	1,830
	Simon Property Group Inc.	13,300	1,463

Structured Large-Cap Equity Fund

			Market
			Value
		Shares	($000)
	Franklin Resources Inc.	14,876	1,423
*	CB Richard Ellis Group Inc.
	Class A	99,300	1,337
*	Berkshire Hathaway Inc.
	Class B	18,205	1,293
*	Berkshire Hathaway Inc.
	Class A	11	1,175
	Citigroup Inc.	36,125	925
	Bank of America Corp.	105,953	648
	Marsh & McLennan
	Cos. Inc.	22,000	584
	Vornado Realty Trust	6,800	507
	Prudential Financial Inc.	8,100	380
	HCP Inc.	8,300	291
	Public Storage	600	67
	Goldman Sachs Group Inc.	498	47
			53,723
Health Care (12.9%)
	Pfizer Inc.	408,119	7,215
	Johnson & Johnson	84,446	5,380
	Bristol-Myers Squibb Co.	141,000	4,425
	UnitedHealth Group Inc.	88,154	4,066
	Eli Lilly & Co.	99,087	3,663
*	Biogen Idec Inc.	31,700	2,953
	WellPoint Inc.	42,500	2,774
	Humana Inc.	36,120	2,627
*	Watson Pharmaceuticals Inc.	37,840	2,583
	AmerisourceBergen Corp.
	Class A	67,798	2,527
	CIGNA Corp.	59,000	2,474
*	Forest Laboratories Inc.	73,250	2,255
*	Agilent Technologies Inc.	70,750	2,211
	McKesson Corp.	29,400	2,137
	Merck & Co. Inc.	47,394	1,550
	Abbott Laboratories	15,068	771
	Baxter International Inc.	11,200	629
	Aetna Inc.	6,270	228
			50,468
Industrials (10.2%)
	General Electric Co.	517,822	7,892
	United Parcel Service Inc.
	Class B	65,621	4,144
	Caterpillar Inc.	47,000	3,470
	Honeywell International Inc.	72,200	3,170
	CSX Corp.	136,044	2,540
	Northrop Grumman Corp.	47,616	2,484
	Cummins Inc.	30,095	2,457
	Eaton Corp.	57,200	2,031
	Parker Hannifin Corp.	32,000	2,020
	PACCAR Inc.	54,900	1,857
	Norfolk Southern Corp.	28,800	1,757
	General Dynamics Corp.	20,700	1,178
	Union Pacific Corp.	9,500	776
	WW Grainger Inc.	5,100	763

			Market
			Value
		Shares	($000)
	Rockwell Automation Inc.	13,000	728
	Dover Corp.	15,000	699
	United Technologies Corp.	7,736	544
	Tyco International Ltd.	12,000	489
	Iron Mountain Inc.	14,400	455
	Pitney Bowes Inc.	22,400	421
	3M Co.	1,613	116
			39,991
Information Technology (19.1%)
*	Apple Inc.	40,342	15,377
	International Business
	Machines Corp.	57,840	10,124
	Microsoft Corp.	333,441	8,299
	Oracle Corp.	213,488	6,135
	Intel Corp.	231,453	4,937
*	Google Inc. Class A	9,405	4,838
	Accenture plc Class A	60,800	3,203
*	Dell Inc.	203,100	2,874
	Motorola Solutions Inc.	63,050	2,642
	Jabil Circuit Inc.	132,500	2,357
*	Symantec Corp.	128,700	2,098
	Western Union Co.	133,900	2,047
*	Western Digital Corp.	76,700	1,973
*	Electronic Arts Inc.	95,300	1,949
*	LSI Corp.	241,600	1,251
	Cisco Systems Inc.	66,115	1,024
	QUALCOMM Inc.	18,757	912
*	Advanced Micro
	Devices Inc.	177,100	900
*	Teradata Corp.	10,739	575
*	Autodesk Inc.	18,000	500
*	NVIDIA Corp.	27,500	344
*	Motorola Mobility
	Holdings Inc.	7,756	293
			74,652
Materials (3.3%)
	EI du Pont
	de Nemours & Co.	67,663	2,704
	Freeport-McMoRan
	Copper & Gold Inc.	81,100	2,470
	PPG Industries Inc.	31,900	2,254
	Dow Chemical Co.	92,300	2,073
	CF Industries Holdings Inc.	15,200	1,876
	Eastman Chemical Co.	24,200	1,658
			13,035
Telecommunication Services (3.7%)
	AT&T Inc.	293,235	8,363
	Verizon
	Communications Inc.	165,996	6,109
			14,472
Utilities (3.6%)
	Duke Energy Corp.	159,600	3,191
	CMS Energy Corp.	125,238	2,479
	Northeast Utilities	72,700	2,446

Structured Large-Cap Equity Fund

			Market
			Value
		Shares	($000)
	American Electric
	Power Co. Inc.	59,200	2,251
	Pepco Holdings Inc.	114,700	2,170
	CenterPoint Energy Inc.	68,500	1,344
	Sempra Energy	3,400	175
	Public Service
	Enterprise Group Inc.	2,400	80
	Entergy Corp.	1,000	66
			14,202
	Total Common Stocks
	(Cost $367,112)		389,971
Temporary Cash Investments (0.4%)[1]
	Money Market Fund (0.3%)
2	Vanguard Market Liquidity
	Fund, 0.144%	1,138,508	1,139

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
[3,4]	Fannie Mae Discount
	Notes, 0.050%, 12/5/11	100	100
[3,4]	Fannie Mae Discount
	Notes, 0.045%, 12/7/11	100	100
			200
Total Temporary Cash Investments
	(Cost $1,339)		1,339
	Total Investments (100.2%)
	(Cost $368,451)		391,310
Other Assets and Liabilities (-0.2%)
	Other Assets		831
	Liabilities		(1,444)
			(613)
	Net Assets (100%)		390,697

At September 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	575,598
Undistributed Net Investment Income	6,239
Accumulated Net Realized Losses	(213,973)
Unrealized Appreciation (Depreciation)
Investment Securities	22,859
Futures Contracts	(26)
Net Assets	390,697

Institutional Shares—Net Assets
Applicable to 549,336 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	11,803
Net Asset Value Per Share—
Institutional Shares	$21.49

Institutional Plus Shares—Net Assets
Applicable to 8,920,216 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	378,894
Net Asset Value Per Share—
Institutional Plus Shares	$42.48

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
4 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Statement of Operations

Year Ended
September 30, 2011
($000)
Investment Income
Income
Dividends	10,494
Interest[1]	2
Security Lending	1
Total Income	10,497
Expenses
The Vanguard Group—Note B
Investment Advisory Services	446
Management and Administrative—Institutional Shares	25
Management and Administrative—Institutional Plus Shares	196
Marketing and Distribution—Institutional Shares	10
Marketing and Distribution—Institutional Plus Shares	104
Custodian Fees	16
Auditing Fees	29
Shareholders’ Reports—Institutional Shares	2
Shareholders’ Reports—Institutional Plus Shares	5
Trustees’ Fees and Expenses	1
Total Expenses	834
Net Investment Income	9,663
Realized Net Gain (Loss)
Investment Securities Sold	61,915
Futures Contracts	77
Realized Net Gain (Loss)	61,992
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(32,979)
Futures Contracts	(55)
Change in Unrealized Appreciation (Depreciation)	(33,034)
Net Increase (Decrease) in Net Assets Resulting from Operations	38,621
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,663	11,816
Realized Net Gain (Loss)	61,992	6,608
Change in Unrealized Appreciation (Depreciation)	(33,034)	39,329
Net Increase (Decrease) in Net Assets Resulting from Operations	38,621	57,753
Distributions
Net Investment Income
Institutional Shares	(183)	(2,024)
Institutional Plus Shares	(11,627)	(9,247)
Realized Capital Gain
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(11,810)	(11,271)
Capital Share Transactions
Institutional Shares	(90,798)	(19,348)
Institutional Plus Shares	(210,058)	64,445
Net Increase (Decrease) from Capital Share Transactions	(300,856)	45,097
Total Increase (Decrease)	(274,045)	91,579
Net Assets
Beginning of Period	664,742	573,163
End of Period[1]	390,697	664,742
1 Net Assets—End of Period includes undistributed net investment income of $6,239,000 and $8,386,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$20.97	$19.47	$22.56	$29.98	$26.03
Investment Operations
Net Investment Income	.428[1]	.366	.546	.492	.476[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.458	1.505	(2.993)	(7.091)	3.657
Total from Investment Operations	.886	1.871	(2.447)	(6.599)	4.133
Distributions
Dividends from Net Investment Income	(.366)	(.371)	(.643)	(.430)	(.172)
Distributions from Realized Capital Gains	—	—	—	(.391)	(.011)
Total Distributions	(.366)	(.371)	(.643)	(.821)	(.183)
Net Asset Value, End of Period	$21.49	$20.97	$19.47	$22.56	$29.98

Total Return	4.14%	9.68%	-10.25%	-22.52%	15.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12	$95	$106	$135	$187
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.25%	0.20%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.95%	1.86%	2.33%	1.91%	1.69%
Portfolio Turnover Rate	67%	61%	80%[2]	72%	54%[2]

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Financial Highlights

Institutional Plus Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$41.98	$38.97	$45.15	$60.02	$52.07
Investment Operations
Net Investment Income	.910[1]	.768	1.116	1.025	1.018[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.906	3.014	(5.980)	(14.193)	7.317
Total from Investment Operations	1.816	3.782	(4.864)	(13.168)	8.335
Distributions
Dividends from Net Investment Income	(1.316)	(.772)	(1.316)	(.920)	(.363)
Distributions from Realized Capital Gains	—	—	—	(.782)	(.022)
Total Distributions	(1.316)	(.772)	(1.316)	(1.702)	(.385)
Net Asset Value, End of Period	$42.48	$41.98	$38.97	$45.15	$60.02

Total Return	4.18%	9.78%	-10.16%	-22.46%	16.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$379	$570	$467	$677	$819
Ratio of Total Expenses to
Average Net Assets	0.17%	0.17%	0.17%	0.12%	0.15%
Ratio of Net Investment Income to
Average Net Assets	2.02%	1.93%	2.41%	1.99%	1.79%
Portfolio Turnover Rate	67%	61%	80%[2]	72%	54%[2]

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Notes to Financial Statements

Vanguard Structured Large-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statements of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Structured Large-Cap Equity Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2011, the fund had contributed capital of $69,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	389,971	—	—
Temporary Cash Investments	1,139	200	—
Futures Contracts—Liabilities[1]	(26)	—	—
Total	391,084	200	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2011	3	845	(23)
E-mini S&P 500 Index	December 2011	2	113	(3)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Structured Large-Cap Equity Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2011, the fund had $6,761,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $213,911,000 to offset future net capital gains of $101,200,000 through September 30, 2017, and $112,711,000 through September 30, 2018.

At September 30, 2011, the cost of investment securities for tax purposes was $368,548,000. Net unrealized appreciation of investment securities for tax purposes was $22,762,000, consisting of unrealized gains of $52,734,000 on securities that had risen in value since their purchase and $29,972,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2011, the fund purchased $327,874,000 of investment securities and sold $629,672,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	1,694	73	1,649	41
Issued in Lieu of Cash Distributions	—	—	343	17
Redeemed	(92,492)	(4,062)	(21,340)	(986)
Net Increase (Decrease)—Institutional Shares	(90,798)	(3,989)	(19,348)	(928)
Institutional Plus Shares
Issued	—	—	59,610	1,471
Issued in Lieu of Cash Distributions	3,795	85	4,835	120
Redeemed	(213,853)	(4,734)	—	—
Net Increase (Decrease)—Institutional Plus Shares	(210,058)	(4,649)	64,445	1,591

At September 30, 2011, two shareholders were each a record or beneficial owner of 32% or more of the fund’s net assets, with a combined ownership of 97%. If one or more of these shareholders were to redeem their total investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or result in the realization of taxable capital gains.

H. In preparing the financial statements as of September 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Structured Broad Market Fund

Fund Profile
As of September 30, 2011

Share-Class Characteristics
	Institutional	Institutional
	Shares	Plus Shares
Ticker Symbol	VSBMX	VSBPX
Expense Ratio[1]	0.24%	0.17%
30-Day SEC Yield	2.07%	2.14%

Portfolio Characteristics
			DJ
		Russell	U.S. Total
		3000	Market
	Fund	Index	Index
Number of Stocks	228	2,938	3,717
Median Market Cap	$21.2B	$28.4B	$28.7B
Price/Earnings Ratio	11.3x	13.5x	13.6x
Price/Book Ratio	2.0x	1.9x	1.9x
Return on Equity	19.0%	18.7%	19.1%
Earnings Growth Rate	8.5%	7.1%	7.3%
Dividend Yield	2.3%	2.2%	2.2%
Foreign Holdings	0.2%	0.0%	0.0%
Turnover Rate	56%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
		Russell	U.S. Total
		3000	Market
	Fund	Index	Index
Consumer
Discretionary	11.6%	11.6%	12.2%
Consumer Staples	9.8	10.2	11.0
Energy	10.9	10.7	10.3
Financials	14.8	14.7	14.3
Health Care	13.0	12.2	11.7
Industrials	9.9	10.8	10.6
Information
Technology	18.1	18.8	19.4
Materials	4.1	3.9	4.0
Telecommunication
Services	3.3	3.0	2.8
Utilities	4.5	4.1	3.7

Volatility Measures
		DJ
		U.S. Total
	Russell 3000	Market
	Index	Index
R-Squared	0.99	0.99
Beta	0.98	0.99

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	3.3%
Exxon Mobil Corp.	Integrated Oil &
	Gas	3.3
International Business	IT Consulting &
Machines Corp.	Other Services	2.3
Chevron Corp.	Integrated Oil &
	Gas	2.0
Microsoft Corp.	Systems Software	2.0
AT&T Inc.	Integrated
	Telecommunication
	Services	1.9
Pfizer Inc.	Pharmaceuticals	1.6
General Electric Co.	Industrial
	Conglomerates	1.5
Verizon Communications	Integrated
Inc.	Telecommunication
	Services	1.4
Philip Morris
International Inc.	Tobacco	1.4
Top Ten		20.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2011. For the fiscal year ended September 30, 2011, the expense ratios were 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares.

Structured Broad Market Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2006, Through September 30, 2011
Initial Investment of $5,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2011
		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(11/30/2006)	Investment
Structured Broad Market Fund
Institutional Shares	3.37%	-2.91%	$4,334,963
Dow Jones U.S. Total Stock Market
Index	0.31	-1.80	4,579,047

Russell 3000 Index	0.55	-2.11	4,509,849
Multi-Cap Core Funds Average	-2.39	-2.80	4,358,864

Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the fund’s Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Structured Broad Market Fund

			Since	Final Value
	One	Five	Inception	of a $200,000,000
	Year	Years	(5/3/2004)	Investment
Structured Broad Market Fund
Institutional Plus Shares	3.43%	-1.59%	2.40%	$238,367,882
Dow Jones U.S. Total Stock Market
Index	0.31	-0.57	2.95	248,009,612
Russell 3000 Index	0.55	-0.92	2.63	242,481,412

"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

The fund commenced operations as a registered investment company on October 3, 2006. The fund's performance includes the performance of a predecessor trust, Vanguard Fiduciary Trust Company Structured Broad Market Trust, from May 3, 2004, to October 3, 2006.

Fiscal-Year Total Returns (%): November 30, 2006, Through September 30, 2011

Structured Broad Market Fund

Financial Statements

Statement of Net Assets
As of September 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (11.6%)
	Starbucks Corp.	62,400	2,327
	Time Warner Cable Inc.	31,962	2,003
*	AutoZone Inc.	6,000	1,915
	Limited Brands Inc.	48,850	1,881
	Viacom Inc. Class B	47,895	1,855
	Macy’s Inc.	69,100	1,819
*	priceline.com Inc.	4,000	1,798
	CBS Corp. Class B	87,000	1,773
*	DISH Network Corp. Class A	68,500	1,717
	Polaris Industries Inc.	33,700	1,684
	Dillard’s Inc. Class A	33,300	1,448
	Ross Stores Inc.	17,900	1,409
	Wynn Resorts Ltd.	11,900	1,369
	Weight Watchers
	International Inc.	21,800	1,270
	Brinker International Inc.	60,000	1,255
	Williams-Sonoma Inc.	36,682	1,129
*	Tempur-Pedic
	International Inc.	21,400	1,126
*	Ford Motor Co.	96,462	933
	Advance Auto Parts Inc.	15,800	918
	VF Corp.	7,400	899
*	Las Vegas Sands Corp.	22,900	878
	Comcast Corp. Class A	29,291	612
	Foot Locker Inc.	27,200	546
	McDonald’s Corp.	5,911	519
*	TRW Automotive
	Holdings Corp.	12,663	415
*	Warnaco Group Inc.	7,700	355
	Virgin Media Inc.	8,500	207
*	Amazon.com Inc.	900	195
			34,255
Consumer Staples (9.8%)
	Philip Morris
	International Inc.	66,350	4,139
	Procter & Gamble Co.	45,551	2,878
	Wal-Mart Stores Inc.	52,265	2,712

			Market
			Value
		Shares	($000)
	Walgreen Co.	63,600	2,092
	Hershey Co.	32,900	1,949
	Lorillard Inc.	17,300	1,915
	Coca-Cola Enterprises Inc.	69,800	1,737
	Dr Pepper Snapple
	Group Inc.	41,400	1,605
*	Constellation Brands Inc.
	Class A	86,300	1,553
	Coca-Cola Co.	21,990	1,486
	Kroger Co.	64,900	1,425
	Estee Lauder Cos. Inc.
	Class A	12,000	1,054
	Colgate-Palmolive Co.	8,430	748
	B&G Foods Inc. Class A	39,000	650
	PepsiCo Inc.	9,900	613
	Herbalife Ltd.	10,600	568
*	Smithfield Foods Inc.	28,100	548
	Tyson Foods Inc. Class A	25,100	436
	ConAgra Foods Inc.	11,100	269
	Hormel Foods Corp.	9,000	243
	Nu Skin Enterprises Inc.
	Class A	5,800	235
	Church & Dwight Co. Inc.	700	31
			28,886
Energy (10.8%)
	Exxon Mobil Corp.	135,320	9,828
	Chevron Corp.	63,865	5,909
	ConocoPhillips	59,200	3,749
	Apache Corp.	21,540	1,728
	National Oilwell Varco Inc.	33,700	1,726
	Occidental Petroleum Corp.	24,040	1,719
	Chesapeake Energy Corp.	55,600	1,421
	Hess Corp.	20,900	1,096
	Marathon Oil Corp.	50,800	1,096
	Devon Energy Corp.	17,400	965
	Valero Energy Corp.	36,100	642
	Schlumberger Ltd.	10,300	615
	El Paso Corp.	19,700	344
	Marathon Petroleum Corp.	11,900	322
*	Newfield Exploration Co.	7,400	294

Structured Broad Market Fund

			Market
			Value
		Shares	($000)
	Pioneer Natural
	Resources Co.	3,100	204
*	Tesoro Corp.	7,800	152
	HollyFrontier Corp.	4,200	110
			31,920
Financials (14.7%)
	JPMorgan Chase & Co.	133,536	4,022
	US Bancorp	115,250	2,713
	American Express Co.	52,320	2,349
	Chubb Corp.	34,270	2,056
	PNC Financial
	Services Group Inc.	41,000	1,976
*	Arch Capital Group Ltd.	54,500	1,781
	Capital One Financial Corp.	43,200	1,712
	Moody’s Corp.	50,600	1,541
	Torchmark Corp.	43,200	1,506
*	Berkshire Hathaway Inc.
	Class B	17,500	1,243
	Wells Fargo & Co.	51,370	1,239
*	World Acceptance Corp.	21,956	1,228
	Aflac Inc.	34,640	1,211
	Discover Financial Services	52,200	1,198
	Allied World Assurance Co.
	Holdings AG	20,341	1,093
	Reinsurance Group of
	America Inc. Class A	22,800	1,048
	Ameriprise Financial Inc.	26,000	1,023
	KeyCorp	168,200	997
	Public Storage	8,300	924
	Vornado Realty Trust	11,100	828
	Franklin Resources Inc.	7,970	762
	Taubman Centers Inc.	14,800	745
	M&T Bank Corp.	10,500	734
	Rayonier Inc.	18,600	684
	Hospitality Properties Trust	31,500	669
	Sun Communities Inc.	18,900	665
	American Financial
	Group Inc.	21,300	662
	Camden Property Trust	11,400	630
	CBL & Associates
	Properties Inc.	51,500	585
	BOK Financial Corp.	12,200	572
*	Credit Acceptance Corp.	8,800	566
	Lexington Realty Trust	78,600	514
*	Forest City Enterprises Inc.
	Class A	47,100	502
	Nelnet Inc. Class A	26,700	501
	Commerce Bancshares Inc.	14,200	494
*	NASDAQ OMX Group Inc.	19,300	447
	Cash America
	International Inc.	8,600	440
	Citigroup Inc.	16,000	410
*	CB Richard Ellis Group Inc.
	Class A	25,100	338
	Potlatch Corp.	10,000	315

			Market
			Value
		Shares	($000)
	Ashford Hospitality Trust Inc.	28,300	199
	NYSE Euronext	5,900	137
	Marsh & McLennan Cos. Inc.	5,100	135
	Bank of America Corp.	18,645	114
	National Retail Properties Inc.	4,100	110
	Simon Property Group Inc.	300	33
			43,651
Health Care (12.9%)
	Pfizer Inc.	265,764	4,699
	Bristol-Myers Squibb Co.	95,052	2,983
	UnitedHealth Group Inc.	61,475	2,835
	Eli Lilly & Co.	70,920	2,622
	Johnson & Johnson	37,807	2,409
	Abbott Laboratories	44,600	2,281
*	Biogen Idec Inc.	23,400	2,180
	McKesson Corp.	29,000	2,108
	AmerisourceBergen Corp.
	Class A	52,300	1,949
	Humana Inc.	26,450	1,924
*	Forest Laboratories Inc.	56,000	1,724
	Aetna Inc.	41,700	1,516
*	Agilent Technologies Inc.	46,500	1,453
*	Charles River Laboratories
	International Inc.	42,600	1,219
	CIGNA Corp.	28,100	1,179
	Cooper Cos. Inc.	12,700	1,005
	Cardinal Health Inc.	21,400	896
*	Express Scripts Inc.	20,700	767
*	Watson Pharmaceuticals Inc.	10,000	682
	Merck & Co. Inc.	18,483	605
	WellPoint Inc.	5,000	326
*	Mettler-Toledo
	International Inc.	2,100	294
*	Health Management
	Associates Inc. Class A	20,000	138
*	Cephalon Inc.	1,700	137
*	Waters Corp.	1,800	136
*	Par Pharmaceutical Cos. Inc.	1,800	48
			38,115
Industrials (9.9%)
	General Electric Co.	286,380	4,364
	Caterpillar Inc.	32,200	2,378
	Norfolk Southern Corp.	31,800	1,940
	CSX Corp.	92,711	1,731
	Northrop Grumman Corp.	32,630	1,702
	Cummins Inc.	20,800	1,699
	Parker Hannifin Corp.	24,200	1,528
	Eaton Corp.	42,200	1,498
	PACCAR Inc.	41,500	1,404
	Joy Global Inc.	20,800	1,297
	FedEx Corp.	19,000	1,286
*	Sauer-Danfoss Inc.	42,100	1,217
	United Technologies Corp.	14,140	995
	Timken Co.	30,100	988

Structured Broad Market Fund

			Market
			Value
		Shares	($000)
	Dover Corp.	18,600	867
*	AGCO Corp.	21,000	726
	Honeywell International Inc.	14,524	638
	L-3 Communications
	Holdings Inc.	9,700	601
	Rockwell Automation Inc.	10,400	582
	Waste Connections Inc.	17,200	582
	Towers Watson & Co.
	Class A	8,500	508
	Pitney Bowes Inc.	14,300	269
	Deluxe Corp.	7,100	132
	Cintas Corp.	3,000	84
	Albany International Corp.	4,200	77
*	Amerco Inc.	600	37
*	Dollar Thrifty Automotive
	Group Inc.	660	37
			29,167
Information Technology (17.9%)
*	Apple Inc.	25,820	9,842
	International Business
	Machines Corp.	38,242	6,693
	Microsoft Corp.	235,897	5,871
	Oracle Corp.	92,248	2,651
	Accenture plc Class A	45,800	2,413
*	Dell Inc.	145,700	2,062
	Motorola Solutions Inc.	46,700	1,957
*	Intuit Inc.	37,900	1,798
*	IAC/InterActiveCorp	44,100	1,744
*	VMware Inc. Class A	21,200	1,704
*	NVIDIA Corp.	121,100	1,514
*	Google Inc. Class A	2,720	1,399
	Western Union Co.	86,600	1,324
	Anixter International Inc.	27,900	1,323
	Hewlett-Packard Co.	57,099	1,282
	Intel Corp.	50,790	1,083
	MKS Instruments Inc.	36,300	788
	KLA-Tencor Corp.	19,900	762
	Opnet Technologies Inc.	21,000	733
	Jabil Circuit Inc.	38,200	680
*	LSI Corp.	121,800	631
*	Vishay Intertechnology Inc.	72,800	609
*	Electronic Arts Inc.	27,600	564
*	Novellus Systems Inc.	17,700	482
*	NCR Corp.	24,000	405
*	Fairchild Semiconductor
	International Inc. Class A	36,000	389
*	Advanced Micro
	Devices Inc.	66,500	338
*	Autodesk Inc.	12,000	333
	Cisco Systems Inc.	18,350	284
*	Ancestry.com Inc.	10,900	256
	Altera Corp.	7,600	240

			Market
			Value
		Shares	($000)
*	Motorola Mobility
	Holdings Inc.	6,037	228
	QUALCOMM Inc.	4,600	224
*	Veeco Instruments Inc.	7,200	176
	MAXIMUS Inc.	3,400	119
*	Teradyne Inc.	8,500	94
			52,995
Materials (4.1%)
	EI du Pont de
	Nemours & Co.	55,980	2,238
	Freeport-McMoRan
	Copper & Gold Inc.	58,900	1,793
	CF Industries Holdings Inc.	10,300	1,271
	Eastman Chemical Co.	18,500	1,268
	Ashland Inc.	24,000	1,059
	Ball Corp.	26,200	813
	International Paper Co.	30,600	711
	Southern Copper Corp.	28,200	705
	Dow Chemical Co.	31,300	703
	Domtar Corp.	8,500	579
	Celanese Corp. Class A	13,700	446
	Innophos Holdings Inc.	11,100	443
			12,029
Telecommunication Services (3.3%)
	AT&T Inc.	194,729	5,554
	Verizon
	Communications Inc.	112,757	4,149
*	Vonage Holdings Corp.	41,200	107
			9,810
Utilities (4.5%)
	CMS Energy Corp.	93,600	1,853
	Northeast Utilities	54,600	1,837
	American Electric
	Power Co. Inc.	45,000	1,711
	Portland General Electric Co.	69,400	1,644
	Cleco Corp.	47,500	1,622
	CenterPoint Energy Inc.	78,100	1,532
	Public Service Enterprise
	Group Inc.	42,100	1,405
	Entergy Corp.	17,600	1,167
	Alliant Energy Corp.	9,000	348
	Southwest Gas Corp.	6,700	242
			13,361
Total Common Stocks
(Cost $282,671)			294,189
Temporary Cash Investments (0.5%)[1]
Money Market Fund (0.4%)
2	Vanguard Market Liquidity
	Fund, 0.144%	1,335,584	1,336

Structured Broad Market Fund

	Face	Market
	Amount	Value
	($000)	($000)
U.S. Government and Agency Obligations (0.1%)
[3,4] Fannie Mae Discount
Notes, 0.080%, 12/19/11	100	100
[3,4] Freddie Mac Discount
Notes, 0.080%, 12/29/11	100	100
		200
Total Temporary Cash Investments
(Cost $1,535)		1,536
Total Investments (100.0%)
(Cost $284,206)		295,725
Other Assets and Liabilities (0.0%)
Other Assets		402
Liabilities		(482)
		(80)
Net Assets (100%)		295,645

At September 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	343,064
Undistributed Net Investment Income	4,183
Accumulated Net Realized Losses	(63,054)
Unrealized Appreciation (Depreciation)
Investment Securities	11,519
Futures Contracts	(67)
Net Assets	295,645

Institutional Shares—Net Assets
Applicable to 265,676 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,586
Net Asset Value Per Share—
Institutional Shares	$21.03

Institutional Plus Shares—Net Assets
Applicable to 6,902,312 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	290,059
Net Asset Value Per Share—
Institutional Plus Shares	$42.02

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
4 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Operations

Year Ended
September 30, 2011
($000)
Investment Income
Income
Dividends	6,171
Interest[1]	2
Security Lending	1
Total Income	6,174
Expenses
The Vanguard Group—Note B
Investment Advisory Services	286
Management and Administrative—Institutional Shares	8
Management and Administrative—Institutional Plus Shares	167
Marketing and Distribution—Institutional Shares	—
Marketing and Distribution—Institutional Plus Shares	61
Custodian Fees	10
Auditing Fees	28
Total Expenses	560
Net Investment Income	5,614
Realized Net Gain (Loss)
Investment Securities Sold	29,197
Futures Contracts	122
Realized Net Gain (Loss)	29,319
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(24,405)
Futures Contracts	(77)
Change in Unrealized Appreciation (Depreciation)	(24,482)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,451
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,614	5,771
Realized Net Gain (Loss)	29,319	9,202
Change in Unrealized Appreciation (Depreciation)	(24,482)	15,770
Net Increase (Decrease) in Net Assets Resulting from Operations	10,451	30,743
Distributions
Net Investment Income
Institutional Shares	(94)	(67)
Institutional Plus Shares	(5,546)	(5,073)
Realized Capital Gain
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(5,640)	(5,140)
Capital Share Transactions
Institutional Shares	843	630
Institutional Plus Shares	(18,297)	3,749
Net Increase (Decrease) from Capital Share Transactions	(17,454)	4,379
Total Increase (Decrease)	(12,643)	29,982
Net Assets
Beginning of Period	308,288	278,306
End of Period[1]	295,645	308,288
1 Net Assets—End of Period includes undistributed net investment income of $4,183,000 and $4,209,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Financial Highlights

Institutional Shares
					Nov. 30,
					2006[1] to
For a Share Outstanding	Year Ended September 30,				Sept. 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$20.70	$18.99	$21.53	$28.67	$26.59
Investment Operations
Net Investment Income	.385[2]	.376	.352[2]	.402	.361[2]
Net Realized and Unrealized Gain (Loss)
on Investments	.338	1.672	(2.500)	(6.833)	1.930
Total from Investment Operations	.723	2.048	(2.148)	(6.431)	2.291
Distributions
Dividends from Net Investment Income	(.393)	(.338)	(.392)	(.280)	(.116)
Distributions from Realized Capital Gains	—	—	—	(.429)	(.095)
Total Distributions	(.393)	(.338)	(.392)	(.709)	(.211)
Net Asset Value, End of Period	$21.03	$20.70	$18.99	$21.53	$28.67

Total Return	3.37%	10.88%	-9.67%	-22.95%	8.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6	$5	$4	$4	$14
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.25%	0.20%	0.25%[3]
Ratio of Net Investment Income to
Average Net Assets	1.64%	1.91%	2.15%	1.72%	1.55%[3]
Portfolio Turnover Rate	56%	52%	62%	70%	66%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Financial Highlights

Institutional Plus Shares
					Oct. 3,
					2006[1] to
For a Share Outstanding	Year Ended September 30,				Sept. 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$41.36	$37.94	$43.07	$57.39	$50.00
Investment Operations
Net Investment Income	.796[2]	.778	.725[2]	.873	.904[2]
Net Realized and Unrealized Gain (Loss)
on Investments	.672	3.343	(5.006)	(13.714)	6.910
Total from Investment Operations	1.468	4.121	(4.281)	(12.841)	7.814
Distributions
Dividends from Net Investment Income	(.808)	(.701)	(.849)	(.621)	(.234)
Distributions from Realized Capital Gains	—	—	—	(.858)	(.190)
Total Distributions	(.808)	(.701)	(.849)	(1.479)	(.424)
Net Asset Value, End of Period	$42.02	$41.36	$37.94	$43.07	$57.39

Total Return	3.43%	10.96%	-9.60%	-22.91%	15.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$290	$304	$275	$248	$285
Ratio of Total Expenses to
Average Net Assets	0.17%	0.17%	0.17%	0.12%	0.15%[3]
Ratio of Net Investment Income to
Average Net Assets	1.71%	1.98%	2.23%	1.80%	1.65%[3]
Portfolio Turnover Rate	56%	52%	62%	70%	66%

1 Commencement of operations as a registered investment company.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Notes to Financial Statements

Vanguard Structured Broad Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Structured Broad Market Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2011, the fund had contributed capital of $53,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	294,189	—	—
Temporary Cash Investments	1,336	200	—
Futures Contracts—Liabilities[1]	(38)	—	—
Total	295,487	200	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2011	4	1,126	(49)
E-mini S&P 500 Index	December 2011	5	282	(18)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Structured Broad Market Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2011, the fund had $4,415,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $63,115,000 to offset future net capital gains of $24,472,000 through September 30, 2017, and $38,643,000 through September 30, 2018.

At September 30, 2011, the cost of investment securities for tax purposes was $284,206,000. Net unrealized appreciation of investment securities for tax purposes was $11,519,000, consisting of unrealized gains of $38,328,000 on securities that had risen in value since their purchase and $26,809,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2011, the fund purchased $181,240,000 of investment securities and sold $199,313,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	749	32	563	29
Issued in Lieu of Cash Distributions	94	4	67	3
Redeemed	—	—	—	—
Net Increase (Decrease)—Institutional Shares	843	36	630	32
Institutional Plus Shares
Issued	—	—	16,974	437
Issued in Lieu of Cash Distributions	1,703	38	1,775	45
Redeemed	(20,000)	(475)	(15,000)	(379)
Net Increase (Decrease)—Institutional Plus Shares	(18,297)	(437)	3,749	103

At September 30, 2011, one shareholder was the record or beneficial owner of 68% of the fund’s net assets. If the shareholder were to redeem its total investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or result in the realization of taxable capital gains.

H. In preparing the financial statements as of September 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Quantitative Funds and the Shareholders of Vanguard Structured Large-Cap Equity Fund and Vanguard Structured Broad Market Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Structured Large-Cap Equity Fund and Vanguard Structured Broad Market Fund (constituting two separate portfolios of Vanguard Quantitative Funds, hereafter referred to as the “Funds”) at September 30, 2011, the results of each of their operations for the year ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 15, 2011

Special 2011 tax information (unaudited) for Vanguard Structured Equity Funds

This information for the fiscal year ended September 30, 2011, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
Fund	($000)
Structured Large-Cap Equity	11,810
Structured Broad Market	5,640

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Structured Large-Cap Equity	100%
Structured Broad Market	100

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2011	9/30/2011	Period
Based on Actual Fund Return
Structured Large-Cap Equity Fund
Institutional Shares	$1,000.00	$875.36	$1.13
Institutional Plus Shares	1,000.00	875.52	0.80
Structured Broad Market Fund
Institutional Shares	$1,000.00	$856.62	$1.12
Institutional Plus Shares	1,000.00	856.68	0.79
Based on Hypothetical 5% Yearly Return
Structured Large-Cap Equity Fund
Institutional Shares	$1,000.00	$1,023.87	$1.22
Institutional Plus Shares	1,000.00	1,024.22	0.86
Structured Broad Market Fund
Institutional Shares	$1,000.00	$1,023.87	$1.22
Institutional Plus Shares	1,000.00	1,024.22	0.86

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Structured Large-Cap Equity Fund, 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares; for the Structured Broad Market Fund, 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds; excluding inflation for inflation-protected securities), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q08700 112011

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2011: $84,000
Fiscal Year Ended September 30, 2010: $132,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2011: $3,978,540
Fiscal Year Ended September 30, 2010: $3,607,060

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2011: $1,341,750
Fiscal Year Ended September 30, 2010: $791,350

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2011: $373,830
Fiscal Year Ended September 30, 2010: $336,090

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended September 30, 2011: $16,000
Fiscal Year Ended September 30, 2010: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2011: $389,830
Fiscal Year Ended September 30, 2010: $352,090

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.

(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD QUANTITATIVE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD QUANTITATIVE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2011

VANGUARD QUANTITATIVE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 18, 2011

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on November 28, 2011, see file Number 33-23444,
Incorporated by Reference.